      As filed with the Securities and Exchange Commission on May 15, 2003
================================================================================
                                                          1933 Act File No. 333-
                                                          1940 Act File No. 811-

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

(Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No.  ___________
[ ]  Post-Effective Amendment No.  __________

and

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ] Amendment No. ______________

              FOUR CORNERS/CLAYMORE CORPORATE HIGH INCOME PORTFOLIO Exact Name of Registrant as Specified in Declaration of Trust

                        633 West Fifth Street, 49th Floor
                              Los Angeles, CA 90071
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (213) 233-4444
               Registrant's Telephone Number, including Area Code

                                Robert W. Beatty
                        633 West Fifth Street, 49th Floor
                              Los Angeles, CA 90071
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

           Michael Berenson, Esq.          Christopher D.  Menconi, Esq.
           Morgan, Lewis & Bockius LLP     Morgan, Lewis & Bockius LLP
           1111 Pennsylvania Avenue, N.W.  1111 Pennsylvania Avenue, N.W.
           Washington, D.C. 20004          Washington, D.C. 20004

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

  Title of Securities         Amount Being          Proposed Maximum       Proposed Maximum           Amount of
    Being Registered           Registered          Offering Price Per     Aggregate Offering    Registration Fee (2)
                                                          Unit                 Price (1)
  -------------------       ----------------       ------------------     ------------------    --------------------
Common Shares,
$.01 par value                40,000 shares            $25.00                $1,000,000              $81.00

     (1) Estimated solely for the purpose of calculating the registration fee.

     (2) Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MAY 15, 2003

PROSPECTUS                                                                   [CLAYMORE LOGO]

                                [              ]
             FOUR CORNERS/CLAYMORE CORPORATE HIGH INCOME PORTFOLIO
                                 COMMON SHARES
                                $25.00 PER SHARE
                                  -----------

    INVESTMENT OBJECTIVE. Four Corners/Claymore Corporate High Income Portfolio (the "Fund") is a newly organized diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with relative stability of principal, through investment in a portfolio of senior secured floating rate corporate loans and high yield bonds. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors. See "The Fund's Investments."

    AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 24 OF THIS PROSPECTUS.
                                ----------------

                                                              PER SHARE             TOTAL
                                                              ----------         -----------
Public Offering Price.......................................  $    25.00         $
Sales Load(1)...............................................  $    1.125         $
Estimated organizational and offering expenses(2)...........  [$       ]         $
Proceeds, after expenses, to the Fund(3)....................  $                  $

(1)  The Fund has agreed to pay the underwriters [$        ] per common share as
     a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."
(2)  To the extent that aggregate organizational and offering expenses are less
     than [$        ] per common share, up to [   %] of the amount of the
     offering up to such expense limit will be paid to             as
     compensation for the distribution services it provides to the Fund. See "Underwriting."
(3)  Aggregate organizational and offering expenses are expected to be
     [$            ], which will be borne by the Fund. The Fund's investment
     adviser and servicing agent have agreed to reimburse organizational and
     offering expenses (other than the sales load, but including the [$        ]
     reimbursement of expenses to the underwriters referred to in footnote 1) in excess of $0.05 per common share.

    The underwriters may also purchase up to an additional [        ] shares of
Common Stock at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover over-allotments.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The underwriters are offering the Common Shares subject to various conditions. The shares of Common Stock will be ready for delivery on or about
            , 2003.

               The date of this Prospectus is             , 2003

    ADVISER: Four Corners Capital Management, LLC (the "Adviser") will act as investment adviser to the Fund. The Fund's address is 633 West Fifth Street; 49th Floor, Los Angeles, CA 90071, and the Fund's telephone number is (213) 233-4444.

    LEVERAGE: Within three months after the completion of the offering of Common Shares described in this prospectus, the Fund intends, subject to then favorable market conditions, to offer shares of auction rate preferred stock representing up to 38% of the Fund's capital immediately following the issuance of such shares. The issuance of these shares, which would be senior to the Common Shares, will result in the financial leveraging of the Common Shares. Whether to offer shares of auction rate preferred stock or engage in another form of leveraging, and, if offered, the terms of such shares or leveraging and the timing and other terms of their offering or arrangement will be determined by the Fund's Board of Trustees. The Fund anticipates that the shares of auction rate preferred stock will pay dividends based on short-term rates, and that the net return on the Fund's portfolio, including the proceeds of the preferred stock offering, will exceed the dividend rate on such shares. Through leveraging, the Fund will seek to obtain a higher return for the holders of Common Shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares--Effects of Leverage," "Risks--Leverage Risks" and "Description of Shares."

    NO PRIOR HISTORY. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund has applied for the listing of the Common Shares on the New York Stock Exchange under the symbol "HIP."

    You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it
for future reference. A Statement of Additional Information dated            ,
2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of
Additional Information, the table of contents of which is on page   of this
prospectus, by calling (800) 345-7999 or by writing to the Servicing Agent at Claymore Securities, Inc., 210 N. Hale Street, Wheaton, Illinois 60187, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

    The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

PRIVACY PRINCIPLES OF THE FUND..............................   4
PROSPECTUS SUMMARY..........................................   5
  The Fund..................................................   5
  The Offering..............................................   5
  Investment Objective and Policies.........................   5
  Borrowings and Preferred Shares...........................   9
  Distributions.............................................  10
  Market Price of Shares....................................  10
  Special Risk Considerations...............................  11
SUMMARY OF FUND EXPENSES....................................  15
THE FUND....................................................  17
USE OF PROCEEDS.............................................  17
THE FUND'S INVESTMENTS......................................  17
  Investment Objective and Process..........................  17
  Senior Loan Characteristics...............................  19
  High Yield Bond Characteristics...........................  20
  Additional Information Concerning Senior Loans............  20
  Other Investments.........................................  22
BORROWINGS AND PREFERRED SHARES.............................  22
  Effects of Leverage.......................................  23
RISKS.......................................................  24
MANAGEMENT OF THE FUND......................................  31
  Trustees and Officers.....................................  31
  Adviser...................................................  31
  Investment Management Agreement...........................  32
NET ASSET VALUE.............................................  33
DISTRIBUTIONS...............................................  35
DIVIDEND REINVESTMENT PLAN..................................  35
DESCRIPTION OF SHARES.......................................  37
  Common Shares.............................................  37
  Preferred Shares..........................................  37
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST..............  39
CLOSED-END FUND STRUCTURE...................................  40
TAX MATTERS.................................................  41
  Federal Tax Matters.......................................  41
UNDERWRITING................................................  43
SERVICING AGENT.............................................  45
ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT.................  46
LEGAL OPINIONS..............................................  46

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

    Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THE SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND..........................................  Four Corners/Claymore Corporate High Income
                                                    Portfolio (the "Fund") is a newly organized,
                                                    diversified, closed-end management investment
                                                    company. See "The Fund."

THE OFFERING......................................  The Fund is offering        Common Shares of
                                                    beneficial interest at $25.00 per share through a
                                                    group of underwriters (the Underwriters") led by
                                                    [       ]. The Common Shares of beneficial
                                                    interest are called "Common Shares" in the rest of
                                                    this Prospectus. You must purchase at least 100
                                                    Common Shares ($2,500) in order to participate in
                                                    this offering. The Fund has given the Underwriters
                                                    an option to purchase up to [       ] additional
                                                    Common Shares to cover orders in excess of
                                                    [       ] Common Shares. Four Corners Capital
                                                    Management, LLC and Claymore Securities, Inc. have
                                                    agreed to pay organizational and offering expenses
                                                    (other than sales load) that exceed $0.05 per
                                                    Common Share. See "Underwriting."

INVESTMENT OBJECTIVE
  AND POLICIES....................................  The Fund's investment objective is to seek a high level of current income, consistent with relative
                                                    stability of principal, through investment in a
                                                    portfolio of senior secured floating rate
                                                    corporate loans ("Senior Loans") and high yield
                                                    bonds. There can be no assurance that the Fund
                                                    will achieve its investment objective. See "The
                                                    Fund's Investments."

                                                    Under normal conditions, the Fund will invest at
                                                    least 80% of its Managed Assets in a diversified
                                                    portfolio of Senior Loans and high yield bonds. At
                                                    least 60% of the Fund's Managed Assets will be
                                                    invested in Senior Loans and up to 40% of its
                                                    Managed Assets will be invested in high yield
                                                    bonds. The portion of the Fund's assets invested
                                                    in Senior Loans and high yield bonds will vary
                                                    from time to time consistent with the Fund's
                                                    investment objective, changes in market prices for
                                                    Senior Loans and high yield bonds, changes in
                                                    interest rates and other economic and market
                                                    factors. It is anticipated that at least 80% of
                                                    the Fund's Managed Assets will be invested in
                                                    lower grade debt investments, although from time
                                                    to time all of the Fund's Managed Assets may be
                                                    invested in such lower grade investments.

                                                    Lower grade investments are rated Ba1 or lower by
                                                    Moody's Investors Service, Inc. ("Moody's"), BB+
                                                    or lower by Standard & Poor's Ratings Group, a
                                                    division of the McGraw Hill Companies ("S&P"), or
                                                    comparably rated by another nationally recognized
                                                    statistical rating organization ("NRSRO") or, if
                                                    unrated, of comparable credit quality. Lower grade
                                                    securities are commonly referred to as "high
                                                    yield" or "junk bonds" and are considered
                                                    speculative with respect to the issuer's capacity
                                                    to pay interest and

                                                    repay principal. They involve greater risk of
                                                    loss, are subject to greater price volatility and
                                                    are less liquid, especially during periods of
                                                    economic uncertainty or change, than higher rated
                                                    securities.

                                                    "Managed Assets" means the total assets of the
                                                    Fund (including any assets attributable to any
                                                    Preferred Shares that may be outstanding or
                                                    otherwise attributable to the use of leverage)
                                                    minus the sum of accrued liabilities (other than
                                                    debt representing financial leverage). For
                                                    purposes of determining Managed Assets, the
                                                    liquidation preference of the Preferred Shares is
                                                    not treated as a liability. Percentage limitations
                                                    described in this prospectus are as of the time of
                                                    investment by the Fund and may be exceeded on a
                                                    going-forward basis as a result of market value
                                                    fluctuations of the Fund's portfolio and other
                                                    events.

                                                    SENIOR LOANS. Under normal circumstances, the Fund
                                                    will invest at least 60% of its Managed Assets in
                                                    Senior Loans. Senior Loans hold the most senior
                                                    position in the capital structure of a business
                                                    entity (the "Borrower"), are typically secured
                                                    with specific collateral and have a claim on the
                                                    assets and/or stock of the Borrower that is senior
                                                    to that held by subordinated debtholders and
                                                    stockholders of the Borrower. The proceeds of
                                                    Senior Loans primarily are used to finance
                                                    leveraged buyouts, recapitalizations, mergers,
                                                    acquisitions, stock repurchases, and, to a lesser
                                                    extent, to finance internal growth and for other
                                                    corporate purposes. Senior Loans typically have
                                                    rates of interest which are redetermined either
                                                    daily, monthly, quarterly or semi-annually by
                                                    reference to a base lending rate, plus a premium.
                                                    This base lending rate is primarily the
                                                    London-Interbank Offered Rate ("LIBOR"), and
                                                    secondarily the prime rate offered by one or more
                                                    major United States banks (the "Prime Rate") and
                                                    the certificate of deposit ("CD") rate or other
                                                    base lending rate used by commercial lenders. The
                                                    Senior Loans held by the Fund typically will have
                                                    a dollar-weighted average period until the next
                                                    interest rate adjustment of approximately 90 days
                                                    or less. In the experience of the Adviser over the
                                                    last 15 years, because of prepayments and
                                                    refinancings, the average life of a typical Senior
                                                    Loan has been approximately 18 to 30 months. The
                                                    Senior Loans in which the Fund will invest are
                                                    primarily lower grade. The Fund may also purchase
                                                    revolving credit facilities, investment grade
                                                    debtor-in-possession financing, unsecured loans,
                                                    other floating rate debt securities, such as
                                                    notes, bonds, and asset-backed securities (such as
                                                    special purpose trusts investing in bank loans),
                                                    investment grade loans and fixed-income debt
                                                    obligations and money market instruments, such as
                                                    commercial paper. See "The Fund's Investments."

                                                    HIGH YIELD BONDS. The Fund may also invest up to
                                                    40% of its Managed Assets in lower grade bonds,
                                                    commonly referred to as high yield or junk bonds.
                                                    Investing in high yield bonds involves greater
                                                    risk (in particular, greater risk of default) and
                                                    special risks in comparison to the risks
                                                    associated with investing in investment

                                                    grade debt obligations. While offering a greater
                                                    potential opportunity for capital appreciation and
                                                    higher yields, high yield bonds typically entail
                                                    greater potential price volatility and may be less
                                                    liquid than higher-rated securities. High yield
                                                    bonds may be regarded as predominately speculative
                                                    with respect to the issuer's continuing ability to
                                                    meet principal and interest payments. High yield
                                                    bonds may also be more susceptible to real or
                                                    perceived adverse economic and competitive
                                                    industry conditions than higher-rated securities.
                                                    Unlike higher-rated securities, which tend to
                                                    react mainly to fluctuations in the general level
                                                    of interest rates, the market values of high yield
                                                    bonds tend to reflect to a greater extent
                                                    individual developments of the issuer, although
                                                    movements in the general direction of interest
                                                    rates can be expected to impact the market value
                                                    of high yield bonds. In addition, lower grade debt
                                                    securities such as high yield bonds tend to be
                                                    more sensitive to economic conditions. See "The
                                                    Fund's Investments."

                                                    DISTRESSED INVESTMENTS. The Fund may also invest
                                                    up to 10% of its Managed Assets in the publicly
                                                    traded securities and privately placed debt and,
                                                    on limited occasions, equity securities acquired
                                                    in connection therewith, of firms that, at the
                                                    time of acquisition, have defaulted on their debt
                                                    obligations and/or filed for protection under
                                                    Chapter 11 of the U.S. Bankruptcy Code or have
                                                    entered into a voluntary reorganization in
                                                    conjunction with their creditors and stakeholders
                                                    in order to avoid a bankruptcy filing, or those
                                                    same issuers prior to an event of default whose
                                                    acute operating and/or financial problems have
                                                    resulted in the markets' valuing their respective
                                                    securities and debt at sufficiently discounted
                                                    prices so as to be yielding, should they not
                                                    default, a significant premium over comparable
                                                    duration U.S. Treasury bonds. Investing in the
                                                    securities and debt of distressed issuers involves
                                                    a far greater level of risk than investing in
                                                    issuers whose debt obligations are being met and
                                                    whose debt trades at or close to its "par" or full
                                                    value. While offering a great potential
                                                    opportunity for capital appreciation, distressed
                                                    investments are highly speculative with respect to
                                                    the issuer's ability to continue to make interest
                                                    payments and/or to pay its principal obligations
                                                    in full. Distressed investments can be very
                                                    difficult to properly value, making them
                                                    susceptible to a high degree of price volatility
                                                    and rendering them less liquid than performing
                                                    debt obligations. Those distressed investments
                                                    involved in a bankruptcy proceeding can be subject
                                                    to a high degree of uncertainty with regard to
                                                    both the timing and the amount of the ultimate
                                                    settlement. Distressed investments may also
                                                    include non-investment grade debtor-in-possession
                                                    financing, sub-performing real estate loans and
                                                    mortgages, privately placed senior, mezzanine,
                                                    subordinated and junior debt, public high yield
                                                    bonds, letters of credit, trade claims,
                                                    convertible bonds, and preferred and common
                                                    stocks.

                                                    CREDIT DEFAULT SWAPS AND CREDIT-LINKED NOTES. The
                                                    Fund may also enter into credit default swap
                                                    contracts for investment and

                                                    hedging purposes. When used for hedging purposes,
                                                    the Fund would be the buyer of a credit default
                                                    swap contract. In that case, the Fund would be
                                                    entitled to receive the par (or other agreed-
                                                    upon) value of a referenced debt obligation from
                                                    the counterparty to the contract in the event of a
                                                    default by a third party, such as a corporate
                                                    issuer, on the debt obligation. In return, the
                                                    Fund would pay to the counterparty a periodic
                                                    stream of payments over the term of the contract
                                                    provided that no event of default has occurred. If
                                                    no default occurs, the Fund would have spent the
                                                    stream of payments and received no monetary
                                                    benefit from the contract. When used for
                                                    investment purposes the Fund would be a seller of
                                                    a credit default swap. When the Fund is the seller
                                                    of a credit default swap contract, it receives the
                                                    stream of payments, but is obligated to pay upon
                                                    default of the referenced debt obligation. As the
                                                    seller, the Fund would be subject to investment
                                                    exposure on the notional amount of the swap. The
                                                    Fund may invest up to 20% of its Managed Assets in
                                                    credit default swaps, as measured by the notional
                                                    amounts of the swaps. The Fund will segregate
                                                    assets in the form of cash and cash equivalents in
                                                    an amount equal to the aggregate market value of
                                                    the credit default swaps of which it is the
                                                    seller, marked to market on a daily basis. A
                                                    credit-linked note is a securitized version of a
                                                    credit default swap. The difference between a
                                                    credit default swap and a credit-linked note is
                                                    that the buyer of a credit-linked note receives
                                                    the principal payment from the seller at the time
                                                    the contract is originated. Through the purchase
                                                    of a credit-linked note, the buyer assumes the
                                                    risk of the reference asset and funds this
                                                    exposure through the purchase of the note. The
                                                    buyer takes on the exposure to the seller to the
                                                    full amount of the funding it has provided. The
                                                    seller has hedged its risk on the reference asset
                                                    without acquiring any additional credit exposure.
                                                    The Adviser currently considers credit default
                                                    swaps and credit-linked notes to be illiquid.

                                                    STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund
                                                    may invest up to 20% of its Managed Assets in
                                                    "structured" notes and other related instruments,
                                                    which are privately negotiated debt obligations
                                                    where the principal and/or interest is determined
                                                    by reference to the performance of a benchmark
                                                    asset, market or interest rate (an "embedded"
                                                    index), such as selected securities or debt
                                                    investments, an index of such, or specified
                                                    interest rates, or the differential performance of
                                                    two assets or markets, such as indexes reflecting
                                                    bonds. The terms of structured instruments
                                                    normally provide that their principal and/or
                                                    interest payments are to be adjusted upwards or
                                                    downwards (but ordinarily not below zero) to
                                                    reflect changes in the embedded index while the
                                                    structured instruments are outstanding. As a
                                                    result, the interest and/or principal payments
                                                    that may be made on a structured product may vary
                                                    widely, depending on a variety of factors,
                                                    including the volatility of the embedded index and
                                                    the effect of changes in the embedded index on
                                                    principal and/or interest payments. The rate of
                                                    return on structured notes may be

                                                    determined by applying a multiplier to the
                                                    performance or differential performance of the
                                                    referenced index(es) or other assets. Application
                                                    of a multiplier involves leverage that will serve
                                                    to magnify the potential for gain and the risk of
                                                    loss. As a result, a relatively small decline in
                                                    the value of a referenced Senior Loan or basket of
                                                    Senior Loans could result in a relatively large
                                                    loss in the value of a structured note.

                                                    FOREIGN INVESTMENTS. The Fund may invest up to 20%
                                                    of its Managed Assets in U.S. dollar-denominated
                                                    foreign investments, predominantly in developed
                                                    countries and territories of those countries. The
                                                    value of foreign investments is affected by
                                                    changes in foreign tax laws (including withholding
                                                    tax), government policies (in this country or
                                                    abroad) and relations between nations, and
                                                    trading, settlement, custodial, and other
                                                    operational risks. In addition, the costs of
                                                    investing abroad are generally higher than in the
                                                    United States, and foreign securities markets may
                                                    be less liquid, more volatile, and less subject to
                                                    governmental supervision than markets in the
                                                    United States. Foreign investments could also be
                                                    affected by other factors not present in the
                                                    United States, including expropriation, armed
                                                    conflict, confiscatory taxation, lack of uniform
                                                    accounting and auditing standards, less publicly
                                                    available financial and other information, and
                                                    potential difficulties in enforcing contractual
                                                    obligations.

                                                    OTHER SECURITIES. Under normal market conditions,
                                                    the Fund will invest at least 80% of its Managed
                                                    Assets in Senior Loans and high yield bonds to
                                                    meet its investment objective. The Fund may invest
                                                    the remainder of its assets in other investments
                                                    and securities of various types. For temporary
                                                    defensive purposes, the Fund may depart from its
                                                    principal investment strategies and invest part or
                                                    all of its assets in securities with remaining
                                                    maturities of less than one year, cash
                                                    equivalents, or may hold cash. During such
                                                    periods, the Fund may not be able to achieve its
                                                    investment objective.

BORROWINGS AND PREFERRED
  SHARES..........................................  The Fund intends to use leverage through the issuance of preferred shares of beneficial
                                                    interest ("Preferred Shares"), commercial paper or
                                                    notes and/or borrowing in an aggregate amount up
                                                    to 38% of the Fund's Managed Assets after such
                                                    issuance and/or borrowing. The Fund may borrow
                                                    from banks and other financial institutions.
                                                    Leverage creates a greater risk of loss, as well
                                                    as potential for more gain, for the Common Shares
                                                    than if leverage is not used. The Fund's
                                                    leveraging strategy may not be successful. See
                                                    "Risks--Leverage Risk." Subject to market
                                                    conditions and the Fund's receipt of "Aaa" and
                                                    "AAA" credit ratings from Moody's and S&P,
                                                    respectively, on the Preferred Shares,
                                                    approximately one to three months after completion
                                                    of this offering, the Fund currently intends to
                                                    offer such Preferred Shares. Preferred Shares will
                                                    have seniority over the Common Shares. The
                                                    issuance of Preferred Shares will leverage your
                                                    investment in the Common Shares. If the Fund
                                                    offers Preferred

                                                    Shares, costs of that offering will be borne
                                                    immediately by Common Shareholders and result in a
                                                    reduction of the net asset value of the Common
                                                    Shares. Any issuance of commercial paper or notes
                                                    or borrowing also will have seniority over the
                                                    Common Shares.

                                                    There is no guarantee that the Fund's leverage
                                                    strategy will be successful. See "Risks--Leverage
                                                    Risk." Preferred Shares will pay dividends based
                                                    on short-term rates, which will be reset
                                                    frequently. Borrowings may be at a fixed or
                                                    floating rate and generally will be based upon
                                                    short-term rates. So long as the rate of return,
                                                    net of applicable Fund expenses, on the Fund's
                                                    portfolio investments purchased with leverage
                                                    exceeds the Preferred Share dividend rate, as
                                                    reset periodically, or the interest rate on any
                                                    borrowings, the Fund will generate more return or
                                                    income than will be needed to pay such dividends
                                                    or interest payments. In this event, the excess
                                                    will be available to pay higher dividends to
                                                    holders of Common Shares. When leverage is
                                                    employed, the net asset value and market prices of
                                                    the Common Shares and the yield to holders of
                                                    Common Shares will be more volatile.

DISTRIBUTIONS.....................................  The Fund intends to distribute monthly all or a portion of its net investment income to holders of
                                                    the Common Shares. It is anticipated that the
                                                    initial monthly dividend on the Fund's Common
                                                    Shares will be declared within approximately 45
                                                    days after completion of this offering and paid
                                                    approximately 60 to 90 days after completion of
                                                    this offering. Unless an election is made to
                                                    receive dividends in cash, shareholders will
                                                    automatically have all dividends and distributions
                                                    reinvested in Common Shares through the Fund's
                                                    Dividend Reinvestment Plan. See "Dividend
                                                    Reinvestment Plan."

                                                    The Fund will distribute to holders of its Common
                                                    Shares monthly dividends of all or a portion of
                                                    its net income after the payment of interest and
                                                    dividends in connection with leverage. If the Fund
                                                    realizes a long-term capital gain, it will be
                                                    required to allocate such gain between the Common
                                                    Shares and the Preferred Shares, if any, issued by
                                                    the Fund in proportion to the total dividends paid
                                                    to each class for the year in which the income is
                                                    realized. See "Distributions" and "Borrowings and
                                                    Preferred Shares."

MARKET PRICE OF SHARES............................  Common Shares of closed-end funds frequently trade at a discount to their net asset value. The Fund's
                                                    net asset value will be reduced immediately
                                                    following this offering by the sales load and the
                                                    amount of the organization and offering expenses
                                                    paid by the Fund. See "Use of Proceeds." In
                                                    addition to net asset value, the market price of
                                                    the Fund's Common Shares may be affected by such
                                                    factors as dividend levels, which are in turn
                                                    affected by expenses, dividend stability,
                                                    portfolio credit quality, liquidity and market
                                                    supply and demand. See "Borrowings and Preferred
                                                    Shares," "Risks," and "Description of Shares." The
                                                    Common

                                                    Shares are designed primarily for long-term
                                                    investors and you should not purchase Common
                                                    Shares of the Fund if you intend to sell them
                                                    shortly after purchase.

SPECIAL RISK CONSIDERATIONS.......................  RISK IS INHERENT IN ALL INVESTING. THE FOLLOWING
                                                    DISCUSSION SUMMARIZES SOME OF THE RISKS THAT YOU
                                                    SHOULD CONSIDER BEFORE DECIDING WHETHER TO INVEST
                                                    IN THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE
                                                    RISKS ASSOCIATED WITH INVESTING IN THE FUND, SEE
                                                    "RISKS."

                                                    NO OPERATING HISTORY. The Fund is a newly
                                                    organized, diversified, closed-end management
                                                    investment company with no operating history.

                                                    CREDIT RISK. The Fund's ability to pay dividends
                                                    is dependent upon the performance of the Fund's
                                                    Managed Assets. That performance, in turn, is
                                                    subject to a number of risks, primarily the credit
                                                    risk of the Fund's underlying assets. Credit risk
                                                    is the risk of nonpayment of scheduled interest
                                                    and/or principal payments. Credit risk also is the
                                                    risk that one or more investments in the Fund's
                                                    portfolio will decline in price, or fail to pay
                                                    interest or principal when due, because the issuer
                                                    of the security experiences a decline in its
                                                    financial status. The value of Senior Loans and
                                                    high yield bonds is affected by the
                                                    creditworthiness of the Borrowers/issuers and by
                                                    general economic and specific industry conditions.

                                                    SENIOR LOANS. In the event a Borrower fails to pay
                                                    scheduled interest or principal payments on a
                                                    Senior Loan held by the Fund, the Fund will
                                                    experience a reduction in its income and a decline
                                                    in the market value of the Senior Loan, which will
                                                    likely reduce dividends and lead to a decline in
                                                    the net asset value of the Fund's Common Shares.
                                                    If the Fund acquires a Senior Loan from another
                                                    Lender, for example, by acquiring a participation,
                                                    the Fund may also be subject to credit risks with
                                                    respect to that Lender. See "The Fund's
                                                    Investments--Additional Information Concerning
                                                    Senior Loans."

                                                    Senior Loans generally involve less risk than
                                                    unsecured or subordinated debt and equity
                                                    instruments of the same issuer because the payment
                                                    of principal and interest on Senior Loans is a
                                                    contractual obligation of the issuer that, in most
                                                    instances, takes precedence over the payment of
                                                    dividends, or the return of capital, to the
                                                    issuer's shareholders and payments to bond
                                                    holders. The Fund generally invests in Senior
                                                    Loans that are secured with specific collateral.
                                                    However, the value of the collateral may not equal
                                                    the Fund's investment when the Senior Loan is
                                                    acquired or may decline below the principal amount
                                                    of the Senior Loan subsequent to the Fund's
                                                    investment. Also, to the extent that collateral
                                                    consists of stock of the Borrower or its
                                                    subsidiaries or affiliates, the Fund bears the
                                                    risk that the stock may decline in value, be
                                                    relatively illiquid, and/or may lose all or
                                                    substantially all of its value, causing the Senior
                                                    Loan to be undercollateralized. Therefore, the
                                                    liquidation of the collateral underlying a Senior

                                                    Loan may not satisfy the issuer's obligation to
                                                    the Fund in the event of non-payment of scheduled
                                                    interest or principal, and the collateral may not
                                                    be readily liquidated.

                                                    In the event of the bankruptcy of a Borrower, the
                                                    Fund could experience delays and limitations on
                                                    its ability to realize the benefits of the
                                                    collateral securing the Senior Loan. Among the
                                                    credit risks involved in a bankruptcy are
                                                    assertions that the pledge of collateral to secure
                                                    a Senior Loan constitutes a fraudulent conveyance
                                                    or preferential transfer that would have the
                                                    effect of nullifying or subordinating the Fund's
                                                    rights to the collateral.

                                                    The Senior Loans in which the Fund invests are
                                                    generally lower grade. Investment decisions will
                                                    be based largely on the credit analysis performed
                                                    by the Adviser, and not on rating agency
                                                    evaluation. This analysis may be difficult to
                                                    perform. Information about a Senior Loan and its
                                                    issuer generally is not in the public domain.
                                                    Moreover, Senior Loans may not be rated by any
                                                    NRSRO. Many issuers have not issued securities to
                                                    the public and are not subject to reporting
                                                    requirements under federal securities laws.
                                                    Generally, however, issuers are required to
                                                    provide financial information to lenders and
                                                    information may be available from other Senior
                                                    Loan participants, agents or others that invest
                                                    in, trade in, originate or administer Senior
                                                    Loans.

                                                    HIGH YIELD BONDS. Investing in high yield bonds
                                                    also involves credit risk. The Fund may invest up
                                                    to 40% of its Managed Assets in high yield debt
                                                    securities. These lower grade securities may
                                                    become the subject of bankruptcy proceedings or
                                                    otherwise subsequently default as to the repayment
                                                    of principal and/or payment of interest or be
                                                    downgraded to ratings in the lower rating
                                                    categories (Ca or lower by Moody's, CC or lower by
                                                    S& P or comparably rated by another NRSRO). The
                                                    value of these securities is affected by the
                                                    creditworthiness of the issuers of the securities
                                                    and by general economic and specific industry
                                                    conditions. Issuers of lower grade securities are
                                                    not perceived to be as strong financially as those
                                                    with higher credit ratings, so the securities are
                                                    usually considered speculative investments. These
                                                    issuers are generally more vulnerable to financial
                                                    setbacks and recession than more creditworthy
                                                    issuers which may impair their ability to make
                                                    interest and principal payments. Lower grade
                                                    securities tend to be less liquid than higher
                                                    grade securities. See "Risks--Credit Risk."

                                                    INTEREST RATE RISK. During normal market
                                                    conditions, changes in market interest rates will
                                                    affect the Fund in certain ways. The principal
                                                    effect will be that the yield on the Fund's Common
                                                    Shares will tend to rise or fall as market
                                                    interest rates rise and fall. This is because
                                                    Senior Loans, the majority of the assets in which
                                                    the Fund invests, pay interest at rates which
                                                    float in response to changes in market rates.
                                                    However, because the interest rates on the Fund's
                                                    Senior Loans reset over time, there will be an
                                                    imperfect correlation between changes in market
                                                    rates

                                                    and changes to rates on the Senior Loans as a
                                                    whole. This means that changes to the interest
                                                    paid on the Senior Loans as a whole will tend to
                                                    lag behind changes in market rates.

                                                    Prices of fixed income securities, such as the
                                                    high yield bonds in which the Fund will invest,
                                                    rise and fall in response to the interest rate
                                                    paid by similar securities. Generally, when
                                                    interest rates rise, prices of fixed income
                                                    securities fall. However, market factors, such as
                                                    the demand for particular fixed income securities,
                                                    may cause the price of certain fixed income
                                                    securities to fall while the prices of other
                                                    securities rise or remain unchanged. Interest rate
                                                    changes have a greater effect on the price of
                                                    fixed income securities with longer durations.
                                                    Duration measures the price sensitivity of a fixed
                                                    income security to changes in interest rates.
                                                    However, the market values of high yield bonds
                                                    tend to reflect individual developments of the
                                                    issuer to a greater extent than do higher-rated
                                                    securities, which tend to react mainly to
                                                    fluctuations in the general level of interest
                                                    rates. See "Risks--Interest Rate Risk."

                                                    CHANGES TO NET ASSET VALUE. The Net Asset Value
                                                    ("NAV") of the Fund is expected to change in
                                                    response to a variety of factors, primarily in
                                                    response to changes in the creditworthiness of the
                                                    Borrowers on the Senior Loans and the issuers of
                                                    the high yield bonds in which the Fund invests.
                                                    Changes in market interest rates may also have a
                                                    moderate impact on the Fund's NAV.

                                                    DISCOUNT FROM OR PREMIUM TO NET ASSET VALUE.
                                                    Shares of closed-end investment companies
                                                    frequently trade at a discount from their NAV.
                                                    This risk may be greater for investors expecting
                                                    to sell their shares of the Fund soon after
                                                    completion of the public offering. The shares of
                                                    the Fund were designed primarily for long-term
                                                    investors, and investors in the Common Shares
                                                    should not view the Fund as a vehicle for trading
                                                    purposes. The possibility that the Common Shares
                                                    of the Fund trade at a discount from NAV is a risk
                                                    separate and distinct from the risk that the
                                                    Fund's NAV may decrease.

                                                    LEVERAGE RISK. The Fund may borrow an amount up to
                                                    33 1/3% (or such other percentage as permitted by
                                                    law) of its Managed Assets (including the amount
                                                    borrowed) less all liabilities other than
                                                    borrowings. The Fund may also issue preferred
                                                    shares in an amount up to 50% of the Fund's
                                                    Managed Assets (including the proceeds of the
                                                    preferred shares and any borrowings). Borrowings
                                                    and the issuance of preferred shares are referred
                                                    to in this prospectus collectively as "leverage."
                                                    The Fund may use leverage for investment purposes,
                                                    to finance the repurchase of its Common Shares,
                                                    and to meet cash requirements. Although the use of
                                                    leverage by the Fund may create an opportunity for
                                                    increased return for the Common Shares, it also
                                                    results in additional risks and can magnify the
                                                    effect of any losses. If the income and gains
                                                    earned on the securities and investments purchased
                                                    with leverage proceeds are greater than the cost
                                                    of the leverage, the Common

                                                    Shares' return will be greater than if leverage
                                                    had not been used. Conversely, if the income or
                                                    gains from the securities and investments
                                                    purchased with such proceeds does not cover the
                                                    cost of leverage, the return to the Common Shares
                                                    will be less than if leverage had not been used.
                                                    There is no assurance that a leveraging strategy
                                                    will be successful. Leverage involves risks and
                                                    special considerations for Common Shareholders
                                                    including:

                                                    -  the likelihood of greater volatility of NAV and
                                                       market price of the Common Shares than a
                                                       comparable portfolio without leverage;
                                                    -  the risk that fluctuations in interest rates on
                                                       borrowings and short-term debt or in the
                                                       dividend rates on any Preferred Shares that the
                                                       Fund may pay will reduce the return to the
                                                       Common Shareholders or will result in
                                                       fluctuations in the dividends paid on the
                                                       Common Shares.
                                                    -  the effect of leverage in a declining market,
                                                       which is likely to cause a greater decline in
                                                       the NAV of the Common Shares than if the fund
                                                       were not leveraged, which may result in a
                                                       greater decline in the market price of the
                                                       Common Shares; and
                                                    -  when the Fund uses financial leverage, the
                                                       investment advisory fee payable to the Adviser
                                                       and the servicing fee payable to the Servicing
                                                       Agent will be higher than if the Fund did not
                                                       use leverage.

                                                    The Adviser, in its judgment, nevertheless may
                                                    determine to continue to use leverage if it
                                                    expects that the benefits to the Fund's
                                                    shareholders of maintaining the leveraged position
                                                    will outweigh the current reduced return.

                                                    ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and
                                                    Declaration of Trust includes provisions that
                                                    could limit the ability of other entities or
                                                    persons to acquire control of the Fund or convert
                                                    the Fund to open-end status. These provisions
                                                    could deprive the holders of Common Shares of
                                                    opportunities to sell their Common Shares at a
                                                    premium over the then current market price of the
                                                    Common Shares or at NAV. In addition, if the Fund
                                                    issues Preferred Shares, the holders of the
                                                    Preferred Shares will have voting rights the could
                                                    deprive holders of Common Shares of such
                                                    opportunities.

                                                    CERTAIN OTHER RISKS. An investment in the Fund is
                                                    subject to certain other risks described in the
                                                    "Risks" section of this prospectus.

                            SUMMARY OF FUND EXPENSES

    The following table assumes the issuance of Preferred Shares or other use of leverage in an amount equal to 38% of the Fund's Managed Assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Paid by You (as a percentage of
    offering price)...............................                 4.50%
  Offering Expenses Borne by the Fund (as a
    percentage of offering price)(1)..............                 0.20%
  Dividend Reinvestment Plan Fees.................                 None(2)

                                                    PERCENTAGE OF NET ASSETS
                                                    ATTRIBUTABLE TO COMMON
                                                      SHARES (ASSUMES
                                                    PREFERRED SHARES ARE
                                                    ISSUED OR OTHER LEVERAGE
                                                        IS USED)(3)
                                                                   ----
ANNUAL EXPENSES
  Management Fees(5)..............................                 1.51%(6)
  Other Expenses..................................                 0.66%(4),(7)
                                                                   ----
  Total Annual Expenses...........................                 2.17%

-------------------

(1) Four Corners Capital Management LLC and Claymore Securities, Inc. have agreed to pay organizational expenses and other offering costs of the Fund (other than the sales load) that exceed $.05 per common share (0.20% of the offering price).
(2) You will pay a pro-rata share of brokerage commissions in connection with Open-Market Purchases (as defined below). You also will pay brokerage commissions if you direct the Plan Administrator (as defined below) to sell your Common Shares held in a dividend reinvestment account.
(3) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued and no other leverage is used. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                    PERCENTAGE OF NET ASSETS
                                                     ATTRIBUTABLE TO COMMON
                                                       SHARES (ASSUMES NO
                                                      PREFERRED SHARES ARE
                                                      ISSUED AND NO OTHER
                                                       LEVERAGE IS USED)
                                                    ------------------------
ANNUAL EXPENSES
  Management Fees.................................                 0.94%(8)
  Other Expenses..................................                 0.41%(9)
                                                         --------------
  Total Annual Expenses...........................                 1.35%

(4) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately 1.25% of the total dollar amount of the Preferred Share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance), these offering costs are estimated to be approximately $2,882,825 or $0.19 per common share (0.76% of the offering price). These offering costs are not included among the expenses shown in this table.

(5) Represents the aggregate fee payable to the Adviser, but does not include the fee payable to the Servicing Agent for its servicing activities, which are included in "Other Expenses."
(6) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $375 million and less than $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is less than $250 million, the management fee is 1.57%; if greater than $250 million but less than $375 million, the management fee is 1.54%; if greater than $500 million but less than $625 million, the management fee is 1.48%; if greater than $625 million but less than $750 million, the management fee is 1.43%; if greater than $750 million but less than $875 million, the management fee is 1.40%; if greater than $875 million, but less than $1.0 billion, the management fee is 1.35%; if greater than $1.0 billion, but less than $1.125 billion, the management fee is 1.32%; if greater than $1.125 billion, the management fee is 1.28%.
(7) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $375 million and less than $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is less than $250 million, other fees are 0.60%; if greater than $250 million but less than $375 million, other fees are 0.63%; if greater than $500 million but less than $625 million, other fees are 0.69%; if greater than $625 million but less than $750 million, other fees are 0.74%; if greater than $750 million but less than $875 million, other fees are 0.77%; if greater than $875 million, but less than $1.0 billion, other fees are 0.82%; if greater than $1.0 billion, but less than $1.125 billion; other fees are 0.85%; if greater than $1.125 billion, other fees are 0.89%.
(8) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $375 million and less than $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is less than $250 million, the management fee is 0.98%; if greater than $250 million but less than $375 million, the management fee is 0.96%; if greater than $500 million but less than $625 million, the management fee is 0.92%; if greater than $625 million but less than $750 million, the management fee is 0.89%; if greater than $750 million but less than $875 million, the management fee is 0.87%; if greater than $875 million, but less than $1.0 billion, the management fee is 0.84%; if greater than $1.0 billion, but less than $1.125 billion, the management fee is 0.82%; if greater than $1.125 billion, the management fee is 0.80%.
(9) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $375 million and less than $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is less than $250 million, other fees are 0.37%; if greater than $250 million but less than $375 million, other fees are 0.39%; if greater than $500 million but less than $625 million, other fees are 0.43%; if greater than $625 million but less than $750 million, other fees are 0.46%; if greater than $750 million but less than $875 million, other fees are 0.48%; if greater than $875 million, but less than $1.0 billion, other fees are 0.51%; if greater than $1.0 billion, but less than $1.125 billion; other fees are 0.53%; if greater than $1.125 billion, other fees are 0.55%.

    The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues 16 million Common Shares. If the Fund issues fewer Common Shares, all things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

    The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares representing 38% of the Fund's capital (after their issuance) of $7.60) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 2.17% of net assets attributable to Common Shares in years 1 through 10 and
(2) a 5% annual return(1):

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
Total Expenses Incurred.......   $75     $118     $164      $288

-------------------

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

    The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund was organized as a Delaware statutory trust on May 13, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 633 West Fifth Street, 49th Floor, Los Angeles, CA 90071, and its telephone number is (213) 233-4444. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

                                USE OF PROCEEDS

    The net proceeds of the offering of Common Shares will be approximately
$        ($        if the Underwriters exercise the over-allotment option in
full) after payment of the estimated organizational and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. We currently anticipate that the Fund will be able to invest primarily in Senior Loans and high yield bonds that meet the Fund's investment objective and policies within approximately three months after completion of the offering. Pending investment in Senior Loans and high yield bonds that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities and money market securities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND PROCESS

    The Fund's investment objective is to seek a high level of current income, consistent with relative stability of principal, through investment in a portfolio of Senior Loans and high yield bonds. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans and high yield bonds. There can be no assurance that the Fund will achieve its investment objective.

    Corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund's NAV. There can be no assurance that the liquidation of collateral securing a Senior Loan or bond, if any, would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of a bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate debt obligation. To the extent that a corporate debt obligation is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a bankruptcy of a Borrower. Some corporate debt obligations, including Senior Loans and high yield bonds, are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate debt obligations to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders, including, in certain circumstances, invalidating such corporate debt obligations or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

    The Fund may invest in corporate debt obligations which are not rated by an NRSRO, are not registered with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. In evaluating the creditworthiness of corporate debt obligors, the Adviser will consider, and may rely in part on, analyses performed by others. The corporate debt obligations in which the Fund will invest will be lower grade debt investments. Lower grade securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P or comparably rated by another NRSRO. In the event corporate debt obligations are not rated, they are likely to be the equivalent of lower grade quality. Debt securities which are unsecured and lower grade are viewed by the NRSROs as having speculative characteristics and are commonly referred to as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

    No active trading market may exist for many corporate debt obligations in which the Fund will invest and some of those debt obligations may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's NAV.

    When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Fund's management expects that investing a significant portion of the Fund's Managed Assets in Senior Loans will reduce fluctuations in NAV as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that can reduce liquidity) can also adversely impact the markets for debt obligations. Ratings downgrades of holdings or their issuers will generally reduce the value of such holdings.

    The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of fixed-rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

SENIOR LOAN CHARACTERISTICS

    Senior Loans are loans that typically are made to business Borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and to finance internal growth. Senior Loans generally hold the most senior position in the capital structure of a Borrower and are usually secured by liens on the assets of the Borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral.

    By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a Borrower's collateral if the Borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

    Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 4.00% and the Borrower were paying a fixed spread of 3.00%, the total interest rate paid by the Borrower would be 7.00%. Base rates and, therefore, the total rates paid on Senior Loans float, I.E., they change as market rates of interest change. The fixed spread over the base rate on a Senior Loan typically does not change.

    Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the Borrower the ability to choose how often the base rate for the loan will change. Such periods can range from one day to one year, with most Borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, Borrowers will tend to choose longer reset periods, and during periods of declining interest rates, Borrowers will tend to choose shorter reset periods.

    Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a Senior Loan. Agents are typically paid fees by the Borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

    Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

    The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

    Senior Loans that the Fund may acquire include participation interests in lease financings (Lease Participations) where the collateral quality, credit quality of the Borrower and the likelihood of payback are believed by the Adviser to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

HIGH YIELD BOND CHARACTERISTICS

    High yield bonds are lower-grade corporate fixed income securities issued by U.S. or foreign businesses. Notes, bonds, and debentures are the prevalent types of corporate debt securities. The corporate debt securities of foreign issuers in which the Fund may invest are primarily traded in the United States and are denominated in U.S. dollars. The Fund may also invest in high yield bonds that are convertible into equity securities.

    The credit quality of most high yield bonds in which the Fund invests reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the ability to sell securities at favorable prices. In the absence of a liquid trading market for securities the Fund holds, it may be more difficult for the Fund to determine the fair market value of such securities.

    The Fund may hold high yield bonds that are unrated or in the lowest rating categories (rated C by Moody's, D by S&P or comparably rated by another NRSRO). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial advisor. This may increase operating expenses and adversely affect NAV.

    Although security ratings will be considered when making investment decisions concerning high yield bonds, reliance will be placed on credit and investment analysis and not primarily on the ratings assigned by the ratings services. Because of the greater number of investment considerations involved in investing in high yield bonds, successful investing depends more on judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher ratings categories.

ADDITIONAL INFORMATION CONCERNING SENIOR LOANS

    The Fund's investments in Senior Loans may take one of several forms including: acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Adviser to be creditworthy.

    Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding Preferred Shares, there is no minimum rating or other independent evaluation of a Borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated lower grade, meaning below investment grade quality. See "Risks--Credit Risk."

    ORIGINAL LENDER. When the Fund is one of the original lenders, it will have a direct contractual relationship with the Borrower and can enforce compliance by the Borrower with terms of the loan agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of, or increasing the time for payment of interest on, or repayment of principal of, a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

    ASSIGNMENTS. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

    PARTICIPATIONS. The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has a contractual relationship only with the lender, not with the Borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the Borrower.

    With a participation, the Fund will have no rights to enforce compliance by the Borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other lenders through set-off against the Borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of the Borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the Borrower and the lender selling the participation.

    In the event of a bankruptcy or insolvency of a Borrower, the obligation of the Borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such Borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objective and policies.

    SENIOR LOAN MARKET. The market for Senior Loans in which the Fund will invest surpassed the $1 trillion mark in 2002, and has grown at a 28% compound annual growth rate over the last nine years. New issue volume has exceeded $200 billion for each of the last five years. Over the last eight years, the investor base in Senior Loans has changed dramatically, with foreign and domestic banks moving from a combined 60% market share in 1985 to a combined 30% market share at year end 2002, while institutional investors, including mutual funds, hedge funds, collateralized debt obligations, insurance companies, and pension, endowment, and foundation investors collectively moved from a 25% market share to a 60% market share over the same period. The entrance of new investors has helped create an active trading market in Senior Loans with approximately $120 billion in Senior Loan trades having been executed in both 2001 and 2002. The growth in the market should continue to result in improved liquidity for Senior Loans over time.

OTHER INVESTMENTS

    DEFERRED INTEREST BONDS AND PREFERRED STOCKS. The Fund may invest in deferred interest bonds or preferred stocks on which the interest is payable in-kind ("PIK Bonds"). Deferred interest bonds are debt obligations which are issued at a significant discount from face value. Deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on these investments and is required to distribute its share of income each year and may be required to sell investments to obtain cash needed for income distributions.

                        BORROWINGS AND PREFERRED SHARES

    The Fund anticipates that under current market conditions it will offer Preferred Shares representing no more than 38% of its Managed Assets immediately after the issuance of the Preferred Shares. If as a result of market conditions, or any other reason, the Fund does not issue Preferred Shares, the Fund will limit its borrowing to 33 1/3% of its Managed Assets. The Preferred Shares would have complete priority upon distribution of assets over Common Shares. The issuance of Preferred Shares would leverage the Common Shares. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of any Preferred Shares offering in Senior Loans and high yield bonds consistent with the Fund's Investment Objective and Policies. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

    Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. The fees paid to the Adviser will be calculated on the basis of the Managed Assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Adviser and the fee payable to the Servicing Agent will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."

    Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

    Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (I.E., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

    The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

    Assuming that the Preferred Shares will represent approximately 38% of the Fund's capital and pay dividends at annual average rate of 2%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.76% in order to cover the dividend payments specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual dividend rates on the Preferred Shares will vary frequently and may be significantly higher or lower than the rate estimated above.

    The following table is furnished in response to requirements of the Securities and Exchange Commission.

    It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

    The table further reflects the issuance of Preferred Shares representing 38% of the Fund's capital, net of expenses, and the Fund's currently projected annual Preferred Share dividend or other leverage interest rate of 2%.

ASSUMED PORTFOLIO TOTAL
  RETURN (NET OF
  EXPENSES)..............    (10)%    (5)%     0 %  5% 10%
COMMON SHARE TOTAL
  RETURN.................      ()%     ()%     ()%   %   %

    Common Share total return is composed of two elements-the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on its Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.

                                     RISKS

    RISK IS INHERENT IN ALL INVESTING. THE FOLLOWING DISCUSSION SUMMARIZES SOME OF THE RISKS THAT YOU SHOULD CONSIDER BEFORE DECIDING WHETHER TO INVEST IN THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, SEE "ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS" IN THE SAI.

    NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

    PERFORMANCE. The Fund's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.

    CREDIT RISK. The Fund's ability to pay dividends is dependent upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, primarily the credit risk of the Fund's underlying assets. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans and high yield bonds is affected by the creditworthiness of Borrowers/issuers and by general economic and specific industry conditions.

    SENIOR LOANS. In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that Lender. See "The Fund's Investments--Additional Information Concerning Senior Loans."

    Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal of and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

    In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

    The Senior Loans in which the Fund invests are generally lower grade (I.E., rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or comparably rated by another NRSRO) or unrated but determined to be of comparable credit quality as lower grade rated securities. Investment decisions will be based largely on the credit analysis performed by the Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

    HIGH YIELD BONDS. Investing in high yield bonds involves additional risks, including greater credit risk than Senior Loans. The Fund may invest up to 40% of its Managed Assets in high yield bonds rated Ba1 or lower by Moody's or BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, of comparable credit quality. These lower grade securities may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S&P or comparably rated by another NRSRO). Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than higher grade securities.

    High yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rate and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market value of certain securities.

    High yield bonds face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

    The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund may be subject to more credit risk than other income funds because it invests in high yield bonds, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

    The value of a high yield bond may fall when interest rates rise. These bonds may be sensitive to changes in interest rates because the Fund may invest in debt securities with intermediate and long-term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

    High yield bonds may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

    INTEREST RATE RISK. During normal market conditions, changes in market interest rates will affect the Fund. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Senior Loans reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the Senior Loans. This means that changes to the interest paid on the Senior Loans as a whole will tend to lag behind changes in market rates.

    The value of a Senior Loan is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular Senior Loan, given its individual credit and other characteristics. If market interest rates change, a Senior Loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

    To the extent that changes in total rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on Senior Loans of the type and quality in which the Fund invests, the Fund's NAV could also be adversely affected. Again, this is because the value of a Senior Loan in the Fund is partially a function of whether it is paying what the market perceives to be an appropriate total rate of interest for the particular Senior Loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans held by the Fund may be of longer duration.

    Prices of fixed income securities, such as the high yield bonds in which the Fund will invest, rise and fall in response to the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. However, the market values of high yield bonds tend to reflect individual developments of the issuer to a greater extent than do higher-rated securities, which tend to react mainly to fluctuations in the general level of interest rates.

    CHANGES TO NET ASSET VALUE. The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the Borrowers on the Senior Loans and high yield bonds the Fund acquires. See "Credit Risk" above. Changes in market interest rates may also have a moderate impact on the Fund's NAV. See "Interest Rate Risk" above. Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Net Asset Value."

    DISCOUNT FROM OR PREMIUM TO NET ASSET VALUE. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities and investments owned by the Fund. The value of these securities and investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, sometimes due to market factors that may be unrelated to the Fund's securities and investments. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. The possibility that the Common Shares of the Fund trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV may decrease.

    LEVERAGE RISK. The Fund may borrow an amount up to 33 1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the preferred shares and any borrowings). Borrowings and the issuance of preferred shares are referred to in this prospectus collectively as "leverage." Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

- the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;
- the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.
- the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and
- when the Fund use financial leverage, the investment advisory fee payable to the Adviser and the servicing fee payable to the Servicing Agent will be higher than if the Fund did not use leverage.

    The Adviser, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

    The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of preferred shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exits under any leverage borrowing program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (I.E. sell Senior Loans, high yield bonds and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

    RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS. With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for their respective type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue preferred shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its ERISA affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Credit Agreements will not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

    Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreement will limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreement's 300% asset coverage test. In addition, the Credit Agreement will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Trust would not meet the Credit Agreement's 300% asset coverage test set forth in the Credit Agreement.

    SECONDARY MARKET FOR THE TRUST'S SHARES. The issuance of Common Shares through the Fund's Shareholder Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of Fund's outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for Common Shares of the Fund. Common Shares will not be issued pursuant to the Shareholder Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the

Fund's NAV per common share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that may be sold through private transactions effected on the NYSE or through broker-dealers who have entered into selected dealer agreements with Claymore Securities, Inc., the Fund's Servicing Agent, and a registered broker-dealer. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

    LIMITED SECONDARY MARKET FOR SENIOR LOANS. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

    Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

    In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/ or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

    The Fund will value its Senior Loans weekly. However, because the secondary market for Senior Loans is limited, it may be difficult to value loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Adviser deems it advisable to do so.

    LENDING PORTFOLIO SECURITIES. To generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of Managed Assets to broker-dealers, major banks, or other recognized domestic institutional Borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the Borrower default or fail financially, The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

    DEMAND FOR SENIOR LOANS. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Fund, the price of Senior Loans acquired in the secondary markets and the rights provided to the Fund under the terms of the Senior Loan.

    UNSECURED LOANS AND SUBORDINATED LOANS. The Fund may invest up to 10% of its Managed Assets, measured at the time of investment, in unsecured Senior Loans, subordinated loans or a subordinated portion of a Senior Loan. Unsecured Senior Loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk on Senior Loans" except that unsecured Senior Loans are not secured by an collateral of the Borrower and subordinated loans are not the most senior debt in a Borrower's capital structure. Unsecured Senior Loans do not enjoy the security associated with collateralization and may pose a greater risk of non-payment of interest or loss of principal than do secured Senior Loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans and subordinated portions of Senior Loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the Borrower's assets are insufficient to meet its obligations to its creditors.

    SHORT-TERM DEBT SECURITIES. The Fund may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.

    Because short-term debt securities pay interest at a fixed rate, when interest rates decline, the value of the Fund's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

    INVESTMENTS IN EQUITY SECURITIES INCIDENTAL TO INVESTMENT IN SENIOR LOANS AND HIGH YIELD BONDS. The Fund may also acquire equity securities as an incident to the purchase or ownership of a high yield bond or Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans or high yield bonds entail certain risks in addition to those associated with investments in Senior Loans and high yield bonds. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a Borrower as a result of its ownership of a Senior Loan to such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

    ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities and investments. Illiquid securities and investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities and investments generally is more volatile than that of more liquid securities and investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities and investments. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

    FOREIGN SECURITIES AND INVESTMENTS. The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated foreign securities, predominately in developed countries. Investments in non-U.S. issuers may involve unique risks comparable to investing in securities and investments of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging markets issuers. These risks may include:

- less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;
- many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;
- an adverse effect of currency exchange rates or controls on the value of the Fund's investments;
- the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
- economic, political, and social developments may adversely affect the securities markets; and
-  withholding and other non-U.S. taxes may decrease the Fund's return.

    MANAGEMENT RISK. The Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. Although certain members of the investment team at the Adviser have experience managing high yield debt securities, the Adviser, as an entity, has limited experience managing such securities. The Adviser may hire a sub-advisor to manage the high yield bond portion of the Fund's portfolio. In addition, although certain members of the investment team at the Adviser have experience in managing a registered investment company, the Adviser, as an entity, has not previously served as an investment advisor to a registered investment company. The Servicing Agent is a relatively recent entrant into the field of servicing closed-end investment companies.

    STRATEGIC TRANSACTIONS. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including credit default swaps, credit-linked notes, interest rate options, futures, swaps, caps, floors, and collars and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

    ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. In addition, if the Fund issues Preferred Shares, the holders of the Preferred Shares will have voting rights the could deprive holders of Common Shares of such opportunities.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser. There are
      trustees of the Fund,       of whom are "interested persons" (as defined
in the 1940 Act) and       of whom are not "interested persons." The names and
business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

ADVISER

    Four Corners Capital Management, LLC, 633 W. Fifth Street, 49th Floor, Los Angeles, CA 90071, serves as the investment adviser to the Fund. In this capacity, the Adviser is responsible for the selection and ongoing monitoring of the assets in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Four Corners was founded in September 2001 by Macquarie Holdings (USA), Inc., an affiliate of Macquarie Bank, Ltd. of Australia, and Michael McAdams, Four Corners' President and Chief Investment Officer. See the Statement of Additional Information under "Adviser."

    Four Corners is owned 66.67% by Macquarie Holdings (USA), Inc. ("Holdings") and 33.33% by the senior management of Four Corners. Holdings is an indirect wholly-owned subsidiary of Macquarie Bank Limited ("MBL"), a licensed Australian investment bank based in Sydney, Australia and listed on the Australian Stock Exchange. MBL is not licensed to conduct banking business in the United States.

    In Australasia, MBL provides a full range of investment, financial market and advisory products and services. Internationally, MBL and its worldwide affiliates provide specialized financial services in select markets. MBL and its worldwide affiliates are located internationally in 16 countries and have approximately 4,700 staff. As of March 31, 2003, MBL and its worldwide affiliates had over US$16 billion in assets under management. Four of MBL's funds are listed on the Australian Stock Exchange, and have a total capitalization of approximately US$5.0 billion as of March 31, 2003.

    Day-to-day operations and execution of specific investment strategies are the responsibility of the Adviser. Michael P. McAdams is the President and Chief Investment Officer of the Adviser and will be co-Portfolio Manager of the Fund. Robert I. Bernstein is the Chief Credit Officer of the Adviser and will be co-Portfolio Manager of the Fund. Messrs. McAdams and Bernstein will be primarily responsible for the day-to-day management of the Fund's portfolio.
Mr. McAdams has been involved with the management of portfolios of Senior Loans since 1982. In 1988 he established, and from 1988 until 1995, he was the portfolio manager for, Pilgrim Prime Rate Trust, the first investment company which invested primarily in Senior Loans. The principals of Four Corners have been active in the management of portfolios of Senior Loans since 1988. Immediately prior to establishing Four Corners, Michael McAdams was Chief Executive Officer of ING Capital Advisers, LLC, an institutional asset manager with approximately $7 billion in senior loan and high yield bond portfolios under management. In 1995, Mr. McAdams was a founding board member of the Loan Syndication and Trading Association ("LSTA"), the loan industry's trade group. Mr. McAdams has served as Chairman (2001) and Vice Chairman (2002) of the LSTA and was the first person from the investment side of the industry to serve in any of those capacities. Today, he remains a Director and is a member of the LSTA's Mark-to-Market Policy Committee. Mr. Bernstein's involvement with Senior Loans began in 1986, and he has been actively involved in the Senior Loan market for over 12 years. Prior to joining Four Corners, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity investment firm. While at Yucaipa, Mr. Bernstein completed more than $4 billion of Senior Loan and high yield bond financings and private equity investments. He also served on the boards of three companies, all of which were issuers of Senior Loans and high yield bonds. Four Corners has not previously served as an investment adviser to a registered investment company.

INVESTMENT MANAGEMENT AGREEMENT

    Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Adviser, according to the following schedule:

                  MANAGED ASSETS                    ANNUAL FEE
                  --------------                    ----------
Up to $250 million                                     0.975%
$250-$375 million                                      0.925%
$375-$500 million                                      0.875%
$500-$625 million                                      0.825%
$625-$750 million                                      0.775%
$750-$875 million                                      0.725%
$875-$1 billion                                        0.675%
$1-$1.125 billion                                      0.625%
Over $1.125 billion                                    0.575%

    For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average weekly gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). The Fund will also reimburse the Adviser for certain expenses the Adviser incurs in connection with performing certain non-advisory services for the Fund, such as supervising the Fund's administration and other third-party service providers to the Fund. In addition, with the approval of the Board of Trustees, a pro-rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Adviser who devote substantial time to Fund operations may be reimbursed to the Adviser.

    In addition to the management fee, the Fund pays all other costs and expenses of its operations including the monthly fee paid to the Servicing Agent, the compensation of its trustees (other than those affiliated with the Adviser and the Servicing Agent), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing, and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    Because the fee paid to the Adviser will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's fees from the Fund will be higher (and the Adviser will be benefited to that extent) when leverage is utilized.

                                NET ASSET VALUE

    The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time) on Friday of each week and on the last business day of each month. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding. The Fund's administrator will be responsible for calculating the NAV, and the Fund's Servicing Agent will be responsible for making such information available to the shareholders, including the posting of such
calculation on the Fund's website (www.            .com ).

    The assets in the Fund's portfolio will be valued weekly in accordance with Valuation Procedures adopted by the Board of Trustees. The Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties, including wide surveys of market participants when and as available, actual trade data, and/or other indicative price levels. In the event that market quotations are not readily available or are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (E.G., domestic debt and foreign securities), but before the Fund values its assets, would materially affect net asset value, the Adviser may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

    SENIOR LOANS. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. For further information, see "Risks--Limited Secondary Market for Senior Loans."

    Typically Senior Loans are valued at the most recent actual trade, if it is known and not outdated, or at the mean of the bona fide indicative bids. Senior Loans for which current indications are not readily available will be valued at a fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair value pricing procedures will include use of wide surveys of market participants when and as available, pricing matrices and other information and analyses, including credit considerations considered relevant by the Advisor, to determine valuations.

    HIGH YIELD BONDS. It is expected that most of the high yield bonds held by the Fund will be valued with reference to values received from an independent pricing service. The Adviser may believe that the price for a high yield bond derived from market quotations or other procedures used by the pricing service is not reliable or accurate. Among other reasons, this may be the result of information about a particular high yield bond or issuer known to the Adviser that it believes may not be known to the pricing service or reflected in the price quote. In this event, the high yield bond is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

    When applicable, fair value is determined by the Adviser and monitored by the Fund's Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

    - the characteristics of and fundamental analytical data relating to the Senior Loan or high yield bond, including the cost, size, current interest rate, period until next interest rate reset, maturity, and in the case of a Senior Loan, base lending rate, the terms and conditions of the Senior Loan or high yield bond and any related agreements, and the position of the Senior Loan or high yield bond in the Borrower's/issuer's debt structure;

    - the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;

    - the creditworthiness of the Borrower/issuer and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the Borrower's/issuer's business, cash flows, capital structure and future prospects;

    - information relating to the market for other securities of the Borrower/issuer or the market environment and investor attitudes towards the securities of the Borrower/issuer or similar Borrowers/issuers;

    - the reputation and financial condition of the agent, underwriter, controlling or significant shareholders or the existence of holders of significant portions of the issuers' securities or Senior Loans, as well as any intermediate participants, if any, in the Senior Loans;

    -  the Borrower's/issuer's management; and

    - the general economic and market conditions affecting the fair value of the Senior Loan and or high yield bond.

    OTHER SECURITIES. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short-term cash equivalent investments will be at amortized cost.

                                 DISTRIBUTIONS

    The Fund intends to distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. It is expected that the initial monthly dividend on the Fund's Common Shares will be declared approximately 45 days, and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. The Fund expects that all or a portion of any capital gain will be distributed at least annually.

    Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV, and, correspondingly, distributions from undistributed income will deduct from the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

    Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of
the Fund will be automatically reinvested by the             (the "Plan
Administrator"), administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee), by the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

    The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participant's accounts, depending on the circumstances described below, either
(i) through receipt of additional unissued but authorized Common Shares from the Fund, ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date, provided that, if the NAV is less than or equal to 95% of the closing market price per Common Share on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any dividend, the NAV is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

    The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

    In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of the beneficial owners who participate in the Plan.

    There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to brokerage commissions.

    The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

    All correspondence or questions concerning the Plan should be directed to
the Plan Administrator,             .

                             DESCRIPTION OF SHARES
COMMON SHARES

    The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of May 13, 2003. The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully-paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

    The Fund has no present intention of offering any additional shares other than the Preferred Shares and Common Shares issued under the Fund's Dividend Reinvestment Plan. Any additional offering of shares will require approval of the Fund's Board of Trustees. Any additional offering will also be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

    Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV, although during some periods shares of closed-end investment companies like the Fund have traded at prices higher than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase. See "Borrowings and Preferred Shares."

PREFERRED SHARES

    The Agreement and Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

    The Fund may elect to issue Preferred Shares as part of its leverage strategy. If Preferred Shares are issued, the Fund currently intends to issue Preferred Shares representing up to 38% of the Fund's Managed Assets immediately after the Preferred Shares are issued. The Board of Trustees also preserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

    VOTING RIGHTS. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

    The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

    REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase

Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

    The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

    The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees.

    In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act of 1940) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

    The 5% holder transactions subject to these special approval requirements are:

- the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
- the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);
- the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or
- the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

    To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

    To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

    The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                           CLOSED-END FUND STRUCTURE

    The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

    Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                                  TAX MATTERS

FEDERAL TAX MATTERS

    The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

    The Fund intends to distribute at least annually all or substantially all of its taxable income or realized capital gains. Distributions of investment company income including net short-term gains are taxable as ordinary income (to the extent of the current and accumulated earnings and profits of the Fund) and (if designated by the Fund) will qualify for the dividends received deduction in the case of corporate shareholders to the extent they consist of qualifying dividends from U.S. corporations. Distributions of net long-term capital gains that are designated by the Fund as capital gain dividends are taxable to you as long-term capital gains regardless of how long you have owned your Common Shares and will not qualify for a dividends received deduction available to corporate shareholders. Distributions by the Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the tax basis in your shares. Any excess will be treated as gain from the sale of your shares.

    Gain or loss resulting from the sale or exchange of Common Shares will be measured by the difference between the proceeds of the sale and the holders' adjusted tax basis in the shares being sold or exchanged and will generally be taxable as capital gain or loss, and will be a long-term capital gain or loss if you have held your shares for more than one year.

    Each year, you will receive a year-end statement designating the amounts of capital gain, ordinary income and dividends which qualify for the dividends received deduction paid to you during the preceding year. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

    The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

    In order to avoid corporate taxation of its taxable income, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and meet these requirements. If the Fund fails to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits.

    The sale or exchange of Common Shares will generally result in capital gain or loss to the holders who hold their shares or capital assets measured by the difference between the proceeds of the sale and the holders adjusted tax basis in the shares being sold or exchanged. The gain will generally be long term if the shares were held by the investor for more than one year.

    The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding.

    Please refer to the Statement of Additional Information for more detailed information. Fund distributions may also be subject to state and local taxes. You are urged to consult your tax advisor.

                                  UNDERWRITING

    Subject to the terms and conditions of a purchase agreement dated
           , 2003, each underwriter named below, for which
                                is acting as representative, has severally
agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                        NUMBER OF
UNDERWRITER                                            COMMON STOCK
-----------                                            ------------
...................................................
...................................................
...................................................
                                                      --------------
    Total.........................................
                                                      ==============

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $      per share. The
sales load the Fund will pay of $1.125 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a
discount in excess of $      per share on sales to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed.

    The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                     PER SHARE  WITHOUT OPTION  WITH OPTION
                                     ---------  --------------  -----------
Public offering price..............   $            $              $
Sales load.........................   $            $              $
Proceeds, before expenses, to the
  Fund.............................   $            $              $

    The expenses of the offering are estimated at $ and are payable by the Fund. The Fund has agreed to pay the underwriters $.00 per common share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser and the Servicing Agent have agreed to pay organizational expenses and other offering costs of the Fund (other than sales load, but including the reimbursement of expenses described in the preceding sentence) that exceed $.05 per common share (the "Reimbursement Cap").

    Claymore Securities, Inc. will provide distribution assistance in connection with the sale of the Common Shares of the Fund. Generally, Claymore
Securities, Inc. pays a fee of 0.10% of the offering amount to employees who assist in marketing securities. In connection with this distribution assistance, Claymore Securities, Inc. will enter into an underwriter participation agreement with the Fund. To the extent that the Fund has not otherwise paid organizational and offering expenses equal to the Reimbursement Cap, the Fund will pay up to 0.10% of the amount of the offering up to the Reimbursement Cap to Claymore Securities, Inc. as payment for its distribution assistance. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933, as amended, although Claymore will not purchase or resell any of the Common Shares in connection with the offering or be a party to the purchase agreement.

    The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

    Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our Common Shares in connection with the offering, I.E., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize their price or to reduce a short position may cause the price of Common Shares to be higher than it might be in the absence of such purchases.

    Neither the Adviser nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Common Shares. In addition, neither the Adviser nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Dividend Reinvestment Plan.

    The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    One or more of the underwriters of Common Shares may also act as an underwriter of the Preferred Shares.

    The Adviser has also agreed to pay a fee to the Underwriter, payable
quarterly at the annual rate of [    %] of the Fund's Managed Assets during the
continuance of the Investment Management Agreement between the Adviser and the Fund.

    The maximum amount of this fee, plus the amount paid by the Fund as the $.0083 per common share partial reimbursement to the Underwriters and any amount paid by the Fund to Claymore Securities, Inc. for its distribution assistance, will not exceed 4.5% of the aggregate initial offering price of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. The Underwriter has agreed to, among other things, provide certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

    The address of the Underwriter is             .

                                SERVICING AGENT

    Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent an annual fee based on the average weekly value of the Fund's Managed Assets during such month.

    The Fund pays the Servicing Agent a monthly fee for its servicing functions according to the following schedule:

                  MANAGED ASSETS                    ANNUAL FEE
                  --------------                    ----------
Up to $250 million                                      0.22%
$250-$375 million                                       0.27%
$375-$500 million                                       0.32%
$500-$625 million                                       0.37%
$625-$750 million                                       0.42%
$750-$875 million                                       0.47%
$875-$1 billion                                         0.52%
$1-$1.125 billion                                       0.57%
Over $1.125 billion                                     0.62%

    The Servicing Agreement is effective on the date the Fund's registration statement is declared effective and will terminate unless approved annually by the Board of Trustees of the Fund. The Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 day's notice by the Servicing Agent.

    Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.

                  ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

    The Custodian, Administrator, Transfer Agent, fund accountant and
dividend-paying agent of the Fund is           . The Custodian performs
custodial, fund accounting and portfolio accounting services. The Administrator calculates the net asset value of the Common Shares and generally assists in all aspects of the administration and operation of the Fund.

    The           offices are located at           .

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, Washington, D.C., and for the
Underwriters by             .             may rely as to certain matters of
Delaware law on the opinion of Morgan, Lewis & Bockius LLP, Washington, D.C. Morgan, Lewis & Bockius LLP, Washington, D.C. serves as counsel to the Adviser.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 [           ]
                      FOUR CORNERS/CLAYMORE CORPORATE HIGH
                                INCOME PORTFOLIO

                                 COMMON SHARES

                                ----------------
                                   PROSPECTUS
                              -------------------

                                           , 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION -- DATED May 15, 2003

              FOUR CORNERS/CLAYMORE CORPORATE HIGH INCOME PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

Four Corners/Claymore Corporate High Income Portfolio (the "Fund") is a newly organized, closed-end, diversified management investment company. The Fund's investment objective is to seek a high level of current income, consistent with relative stability of principal, through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans") and high yield bonds. There can be no assurance that the Fund will achieve its investment objective. This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus dated ________, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 345-7999. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

THE FUND                                                                  S-2
USE OF PROCEEDS                                                           S-2
INVESTMENT OBJECTIVE                                                      S-2
INVESTMENT RESTRICTIONS                                                   S-3
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS                       S-4
MANAGEMENT OF THE FUND                                                   S-15
ADVISER                                                                  S-16
PORTFOLIO TRANSACTIONS                                                   S-17
NET ASSET VALUE                                                          S-18
TAX MATTERS                                                              S-19
PERFORMANCE RELATED AND COMPARATIVE INFORMATION                          S-21
EXPERTS                                                                  S-29
ADDITIONAL INFORMATION                                                   S-29
REPORT OF INDEPENDENT AUDITORS                                           S-30
FINANCIAL STATEMENTS                                                     S-31
APPENDIX A                                                                A-1

This Statement of Additional Information is dated __________, 2003.

                                    THE FUND

The Fund is organized as a Delaware statutory trust. Under Delaware law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations. The Fund believes the likelihood of these circumstances is remote.

                                 USE OF PROCEEDS

The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high level of current income, consistent with relative stability of principal, through investment in a portfolio of Senior Loans and high yield bonds. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans and high yield bonds, including at least 60% of its Managed Assets in Senior Loans and up to 40% of its Managed Assets in high yield bonds.

The portion of the Fund's assets invested in Senior Loans and high yield bonds will vary from time to time consistent with the Fund's investment objective, changes in market prices for Senior Loans and high yield bonds, changes in interest rates and other economic and market factors. The Senior Loans and high yield bonds in which the Fund will invest will be lower grade debt investments. The Adviser anticipates that generally at least 80% of the Fund's Managed Assets will be invested in lower grade debt investments, although from time to time all of the Fund's Managed Assets may be invested in lower grade debt investments and securities. Lower grade securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or are unrated securities of comparable credit quality. Lower grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. See Appendix A to this Statement of Additional Information for further information about debt ratings.

"Managed Assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and could from time to time be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

The Common Shares may trade at a discount or premium to net asset value. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" in the Prospectus.

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

1. With respect to 75% of its total assets purchase any securities, if as a result more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that Government securities (as defined in the 1940
         Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

2. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided further that for purposes of this limitation, the term "issuer" shall not include a Lender selling a Participation to the Fund together with any other person interpositioned between such Lender and the Fund with respect to a Participation.

3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.

4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 2. above, or (iv) pursuant to a Commission exemptive order.

5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order.

6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

For purposes of fundamental investment restriction numbers 1 and 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than

50% of the Fund's shares are present or represented by proxy; or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

1. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

2. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time;
         (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

3. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short-term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

SENIOR LOANS

Senior Loans are typically arranged through private negotiations between a borrower ("Borrower") and several lenders ("Lenders") represented in each case by one or more such Lenders acting as agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the several Lenders (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of Lenders that commit to providing funding for a Senior Loan once the Borrower and an Agent negotiate and agree on material terms. In large transactions, it is common to have several Agents; however, one such Agent typically has primary responsibility for documentation and administration of the Senior Loan. The Fund will not act as sole Agent in a transaction. The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The Agent is also responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders which are parties to the Loan Agreement. The Agent is generally responsible for monitoring compliance by the Borrower with the restrictive covenants in the Loan Agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition. In addition, the Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

Lenders generally rely on the Agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

When the Fund is an Agent, it has, as a party to the Loan Agreement, a direct contractual relationship with the Borrower and, prior to allocating portions of the Senior Loan to Lenders, if any, assumes all risks associated with the Senior Loan. The Agent may enforce compliance by the Borrower with the terms of the Loan Agreement. Agents also have voting and consent rights under the applicable Loan Agreement. Action subject to Agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing all or substantially all of the collateral therefor, frequently require the consent of all Lenders affected.

Each Lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund liable for any action taken or omitted constituting gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Agent. Instead, Lenders will be required to look to the Borrower for recourse.

Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a Lender. An Agent is charged with the above described duties and responsibilities to Lenders and Borrowers subject to the terms of the Loan Agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the Loan Agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the Agent and the Lenders, the Agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Fund will invest no more than 20% of its Managed Assets in Senior Loans in which it acts as an Agent or co-agent and the size of any individual loan will not exceed 5% of the Fund's Managed Assets.

LENDING FEES

In the process of buying, selling and holding Senior Loans the Fund may receive certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS

A Borrower must comply with various restrictive covenants contained in a Loan Agreement. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Lenders directly, as the case may be, is normally an event of acceleration; I.E., the Agent, or the Lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

A financial institution's appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

PREPAYMENTS

Senior Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by, among other factors, general business conditions, the financial condition of the Borrower and competitive conditions among Lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS

The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Fund's policy of investing in normal circumstances at least 60% of its Managed Assets in secured Senior Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the Borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a Borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the Agent, is normally an event of acceleration, I.E., the Agent has the right to call the outstanding Senior Loan. In addition, Loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the Borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty.

Senior Loans frequently require full or partial prepayment of a Loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the Borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual life of a Senior Loan to be shorter than its stated maturity. This should, however, allow the Fund to reinvest in a new Loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.

The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a Senior Loan as compensation for the initiation of the transaction. An Assignment fee may be paid when a Senior Loan is assigned to another party. A non-use fee is paid based upon the amount committed but not used typically under a revolving credit facility, which may be issued coincident to the Senior

Loan. Facility fees are on-going annual fees paid in connection with a Senior Loan. Letter of credit fees are paid if a Senior Loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until Senior Loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

In order to allow national banks to purchase shares of the Fund for their own accounts without limitation, the Fund invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of the U.S. Code Title 12. National banks which are contemplating purchasing shares of the Fund for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

HIGH YIELD BONDS

The higher yields sought by the Fund are generally obtainable from lower grade fixed-income securities. Under normal circumstances, the Fund will invest up to 40% of its Managed Assets in lower grade fixed-income securities. Lower grade fixed-income securities are securities rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's, or comparably rated by any other NRSRO or considered to be of comparable credit quality. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower grade or comparable securities and those derived from higher rated issues, the Fund may invest in higher rated fixed-income securities which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding securities, which would decrease the Fund's return, if issuers redeem their high yield securities at a higher than expected rate. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on bonds rated Ba1 or lower or BB+ or lower than is the case with higher grade bonds. Lower grade corporate bonds are considered speculative.

The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's (or comparably rated by another NRSRO) only if it is determined that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings. Lower grade securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower grade securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in lower grade securities. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long-term. See "Risks Relating to Investing in High Yield Debt Securities" below.

Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

The Fund will perform its own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered. A description of corporate bond ratings is contained in Appendix A to this Statement of Additional Information. Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things, will also be considered in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when it is determined that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

RISKS RELATING TO INVESTING IN HIGH YIELD DEBT SECURITIES

Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Both credit risk and market risk will be considered in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the Fund's own credit analysis and rating assignment than is the case for higher quality bonds.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower grade securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high yield securities than more highly rated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Since investors generally perceive that there are greater risks associated with the lower grade securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

Lower grade or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

CONVERTIBLE SECURITIES

A convertible security is generally a debt obligation that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security and not as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price, which is the price at which the common stock underlying the convertible security may be obtained, of the convertible security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. In addition, the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

The Fund may invest in pay-in-kind and deferred payment securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that pay no or a reduced rate of interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of certain of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the deferred payment portion of bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

DISTRESSED INVESTMENTS

The Fund may invest up to 10% of its Managed Assets in the publicly held and traded securities and privately placed debt and, on limited occasions, equity securities acquired in connection therewith, of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds. Investment in Distressed Investments is speculative and involves significant risk. Distressed Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Investments will eventually be satisfied (E.G., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Investments or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to

Distressed Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Investments, the Fund may be restricted from disposing of such securities.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, E.G., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio with an interest rate redetermination period of one-year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one-year for an obligation to make payments that readjust monthly.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates.

Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

Because these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, I.E., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

The Fund may also engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives; swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 20% of the Managed Assets of the Fund. Such exposure will be attained through the use of derivatives described above and through credit default swap transactions and credit linked securities, both of which are discussed below.

CREDIT DEFAULT SWAP TRANSACTIONS

The Fund may invest in credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

CREDIT LINKED NOTES

The Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security.

Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

The market for credit-linked notes is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available. The collateral for a credit-linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

FOREIGN SECURITIES

The Fund may invest up to 20% of its Managed Assets in United States currency denominated fixed-income issues of foreign governments and other foreign issuers (based on issuer's domicile), and preferred stock. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

Investment in sovereign debt can involve a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

Foreign securities involve certain risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These securities may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

LENDING OF SECURITIES

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders,' administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

The Fund may invest without limit in illiquid securities. Most of the Senior Loans and high yield bonds in which the Fund will invest will be, at times, illiquid. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                             MANAGEMENT OF THE FUND
TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at __________, __________ of whom are "interested persons" (as defined in the 1940 Act) and ____________ of whom are not "interested persons." None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, the Adviser or its affiliates. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below.

                                                                                     NUMBER OF
                                                               PRINCIPAL             PORTFOLIOS IN    OTHER
                                 POSITION(S)  TERM OF OFFICE   OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
                                 HELD WITH    AND LENGTH OF    DURING PAST FIVE      OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE            FUND         TIME SERVED      YEARS                 TRUSTEE          TRUSTEE
INTERESTED TRUSTEES:
[Name]                                                                                      1
[Name]                                                                                      1
NONINTERESTED TRUSTEES:
[Name]                                                                                      1
[Name]                                                                                      1
[Name]                                                                                      1
[Name]                                                                                      1
[Name]                                                                                      1
PRINCIPAL OFFICERS WHO ARE NOT
TRUSTEES:
[Name]                                                                                     N/A             N/A
[Name]                                                                                     N/A             N/A
[Name]                                                                                     N/A             N/A
[Name]                                                                                     N/A             N/A

        [INFORMATION REQUIRED BY ITEM 18 WILL BE COMPLETED BY AMENDMENT]

CODE OF ETHICS

The Fund and the Adviser have adopted a consolidated code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The consolidated code of ethics is available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102.

                                     ADVISER

Four Corners Capital Management LLC acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 633 W. Fifth Street, 49th Floor, Los Angeles, CA 90071. The Adviser is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by the Adviser, see "Management of the Fund" in the Prospectus.

The Adviser is owned as to 66.67% by Macquarie Holdings (USA), Inc. ("Holdings") and as to 33.33% by the senior management of the Adviser. Holdings is an indirect wholly-owned subsidiary of Macquarie Bank Limited ("MBL") a licensed Australian investment bank based in Sydney, Australia and listed on the Australian Stock Exchange. MBL is not licensed to conduct banking business in the United States.

In Australasia, MBL provides a full range of investment, financial market and advisory products and services. Internationally, MBL and its worldwide affiliates provide specialized financial services in select markets. MBL and its worldwide affiliates are located internationally in 16 countries and have approximately 4,700 staff. As of March 31, 2003, MBL and its worldwide affiliates had over US$16 billion in assets under management. Four of MBL's funds are listed on the Australian Stock Exchange, and have a total capitalization of approximately US$5.0 billion as of March 31, 2003.

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the services and facilities provided by the Adviser a management fee, payable on a monthly basis, equal to an annual rate of 1.20% of average Daily Managed Assets. For purposes of calculation of the management fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from the Fund's affiliates except in compliance with the 1940 Act.

With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forego a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will identify and choose the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund may hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Risks" in the Prospectus.

The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of the Adviser to seek the best execution under the circumstances of each trade. The Adviser evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Adviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Adviser's expenses. While the Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                 NET ASSET VALUE

The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The net asset value will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time) on Friday of each week and on the last business day of each month. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates net asset value per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding. The Fund's administrator will be responsible for calculating the net asset value, and the Fund's Servicing Agent will be responsible for making such information available to the shareholders, including the posting of such calculation on the Fund's website (www.__________.com ).

The assets in the Fund's portfolio will be valued weekly in accordance with Valuation Procedures adopted by the Board of Trustees. The Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties, including wide surveys of market participants when and as available, actual trade data, and/or other indicative price levels. In the event that market quotations are not readily available or are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (E.G., domestic debt and foreign securities) but before the Fund values its assets would materially affect net asset value, the Adviser may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

SENIOR LOANS. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. For further information, see "Risks - Limited Secondary Market for Senior Loans."

Typically Senior Loans are valued at the most recent actual trade, if it is known and not outdated, or at the mean of the bona fide indicative bids. Senior Loans for which current indications are not readily available will be valued at a fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair value pricing procedures will include use of wide surveys of market participants when and as available, pricing matrices and other information and analyses, including credit considerations considered relevant by the Advisor, to determine valuations.

HIGH YIELD BONDS. It is expected that most of the high yield bonds held by the Fund will be valued with reference to values received from an independent pricing service. The Adviser may believe that the price for a high yield bond derived from market quotations or other procedures used by the pricing service is not reliable or accurate. Among other reasons, this may be the result of information about a particular high yield bond or issuer known to the Adviser that it believes may not be known to the pricing service or reflected in the price quote. In this event, the high yield bond is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

When applicable, fair value is determined by the Adviser and monitored by the Fund's Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

- the characteristics of and fundamental analytical data relating to the Senior Loan or high yield bond, including the cost, size, current interest rate, period until next interest rate reset, maturity, and in the case of a Senior Loan, base lending rate, the terms and conditions of the Senior Loan or high yield bond and any related agreements, and the position of the Senior Loan or high yield bond in the Borrower's/issuer's debt structure;

- the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;

- the creditworthiness of the Borrower/issuer and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the Borrower's/issuer's business, cash flows, capital structure and future prospects;

- information relating to the market for other securities of the Borrower/issuer or the market environment and investor attitudes towards the securities of the Borrower/issuer or similar Borrowers/issuers;

- the reputation and financial condition of the agent, underwriter, controlling or significant shareholders or the existence of holders of significant portions of the Borrower's/issuer's securities or Senior Loans, as well as any intermediate participants, if any, in the Senior Loans;

-    the Borrower's/issuer's management; and

- the general economic and market conditions affecting the fair value of the Senior Loan or high yield bond.

OTHER SECURITIES. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short-term cash equivalent investments will be at amortized cost.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to Common Shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items, United

States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business.

As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of: (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses); and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who, if subject to federal income tax on long-term capital gains: (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a Common Shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Common Shareholder's gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its Common Shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, I.E., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions by the Fund of net investment income and net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

The Internal Revenue Service has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income based on the total distributions paid to each class for such year, including distributions of capital gain dividends. Consequently if both Common Shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends will be allocated between the holders of Common Shares and the holders of Preferred Shares in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the Common Shareholders) on December 31.

The sale of Common Shares normally will result in capital gain or loss to the Common Shareholders. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one-year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (I.E., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum present rate of 38.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

The Fund is required in certain circumstances to withhold 30% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote yield figures from time to time. The "Yield" of the Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

          The Yield formula is as follows: YIELD = 2[((a-b/cd) +1)/6/ -1].

          Where: a = dividends and interest earned during the period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the ending net asset value per share of the Fund for the period.

The Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

          Average Annual Total Return is computed as follows: ERV = P(1+T)/n/

          Where: P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar, Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and historical asset class performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

The Adviser believes that the Fund has the potential to provide Common Shareholders diversification within their portfolios by using an investment which has relatively low historical correlations with equity and longer-term fixed-income investments. Senior Loans are relatively illiquid investments compared to equity securities. Please refer to "Net Asset Value."

Senior Loans in which the Fund will invest generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over such base lending rate for Senior Loans. The representative indicator shown below is derived from the CSFB Leveraged Loan Index, which was designed in January 1992 to mirror the investible universe of the market for Senior Loans. The CSFB Leveraged Loan Index includes approximately $___ billion of Senior Loans as of December 31, 2002 and new Senior Loan issues are added when they meet certain criteria. The CSFB Leveraged Loan Index is an unmanaged index and, although the Adviser believes that the spreads over LIBOR reported in connection with the determination of the Index (which are an average of the contractual spreads set forth in the loan agreements relating to the Senior Loans included in the Index) are representative of the historical average spreads in the overall market for Senior Loans, the Fund will have no direct investment in, nor will its performance be indicative of, this Index. The following comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

                            COMPARISON OF PRIME RATE,
                             TREASURY BILL RATE AND
                 LONDON INTER-BANK OFFERED RATE AND SENIOR LOANS
                       (AS OF 12/31 OF EACH CALENDAR YEAR)

                    1992      1993      1994     1995      1996      1997     1998      1999     2000   2001   2002
                    ------    ------    ------   ------    ------    ----     ----      ----     ----   ----   ----
Prime Rate(1)       6.25%     6.00%     8.50%    8.83%     8.50%     8.50%    7.75%     7.75%

3 Month Treasury
 Bill Rate(2)       3.2200%   3.0600%   5.600%   5.1400%   4.9100%   5.1790%  4.8742%   4.9600%

3 Month LIBOR(3)    3.4375%   3.3750%   6.5000%  5.6250%   5.5625%   5.8125%  5.0600%   5.3700%

Average Senior
Loan Spreads Plus
3 Month LIBOR(4)    5.9275%   5.8450%   8.8500%  7.9450%   8.0325%   8.2125%  7.4200%   7.8100%

(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.

(2) The 3 Month Treasury Bill Rate. Source: Bloomberg.

(3) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

(4) Derived from reported average Senior Loan spreads in the CSFB Leveraged Loan Index. The data do not reflect fluctuations in the principal value of Senior Loans included in the Index. Source: Credit Suisse First Boston.


                               COMPARISON OF YIELD

The following chart compares the yield of the average Senior Loan Spread plus three-month LIBOR(1) to the three-month LIBOR and the three-month Treasury Bill Rate.

                  THREE MONTH               THREE MONTH                AVERAGE SENIOR LOAN
DATE              LIBOR             TREASURY BILL RATE        SPREAD OVER THREE MONTH LIBOR
-------------------------------------------------------------------------------------------
01/31/92              4.19%                          3.92%                      2.18%
02/28/92              4.25%                          4.02%                      2.18%
03/31/92              4.31%                          4.13%                      2.18%
04/30/92              4.06%                          3.71%                      2.18%
05/29/92              4.06%                          3.72%                      2.19%

                                      S-23


06/30/92              3.94%                          3.60%                      2.24%
07/31/92              3.44%                          3.17%                      2.27%
08/31/92              3.50%                          3.13%                      2.29%
09/30/92              3.13%                          2.65%                      2.28%
10/30/92              3.56%                          2.84%                      2.31%
11/30/92              4.00%                          3.19%                      2.49%
12/31/92              3.44%                          3.13%                      2.49%
01/29/93              3.31%                          2.95%                      2.49%
02/26/93              3.19%                          2.98%                      2.48%
03/31/93              3.25%                          2.94%                      2.48%
04/30/93              3.19%                          2.94%                      2.49%
05/31/93              3.38%                          3.11%                      2.48%
06/30/93              3.31%                          3.08%                      2.49%
07/30/93              3.31%                          3.09%                      2.48%
08/31/93              3.25%                          3.05%                      2.47%
09/30/93              3.38%                          2.96%                      2.47%
10/29/93              3.44%                          3.11%                      2.45%
11/30/93              3.50%                          3.21%                      2.47%
12/31/93              3.38%                          3.06%                      2.47%
01/31/94              3.25%                          3.02%                      2.47%
02/28/94              3.75%                          3.42%                      2.46%
03/31/94              3.94%                          3.55%                      2.46%
04/29/94              4.31%                          3.97%                      2.46%
05/31/94              4.63%                          4.26%                      2.47%
06/30/94              4.88%                          4.22%                      2.48%
07/29/94              4.88%                          4.35%                      2.34%
08/31/94              5.00%                          4.64%                      2.30%
09/30/94              5.50%                          4.86%                      2.30%
10/31/94              5.63%                          5.27%                      2.33%
11/30/94              6.19%                          5.83%                      2.27%
12/30/94              6.50%                          5.87%                      2.35%
01/31/95              6.31%                          6.17%                      2.34%
02/28/95              6.25%                          6.09%                      2.28%
03/31/95              6.25%                          6.18%                      2.34%
04/28/95              6.19%                          6.01%                      2.34%
05/31/95              6.06%                          5.91%                      2.33%
06/30/95              6.06%                          5.64%                      2.36%

                                      S-24


07/31/95              5.88%                          5.62%                      2.27%
08/31/95              5.88%                          5.50%                      2.32%
09/29/95              5.95%                          5.48%                      2.32%
10/31/95              5.94%                          5.62%                      2.30%
11/30/95              5.88%                          5.41%                      2.32%
12/29/95              5.63%                          5.23%                      2.32%
01/31/96              5.38%                          5.06%                      2.33%
02/29/96              5.30%                          5.05%                      2.34%
03/29/96              5.47%                          5.28%                      2.43%
04/30/96              5.48%                          5.25%                      2.40%
05/31/96              5.50%                          5.24%                      2.34%
06/28/96              5.58%                          5.23%                      2.37%
07/31/96              5.68%                          5.41%                      2.39%
08/30/96              5.56%                          5.38%                      2.27%
09/30/96              5.63%                          5.17%                      2.40%
10/31/96              5.50%                          5.19%                      2.47%
11/29/96              5.50%                          5.21%                      2.48%
12/31/96              5.56%                          5.31%                      2.47%
01/31/97              5.56%                          5.30%                      2.43%
02/28/97              5.54%                          5.34%                      2.44%
03/31/97              5.77%                          5.57%                      2.27%
04/30/97              5.82%                          5.43%                      2.35%
05/30/97              5.81%                          5.27%                      2.32%
06/30/97              5.78%                          5.35%                      2.26%
07/31/97              5.71%                          5.38%                      2.32%
08/29/97              5.72%                          5.53%                      2.33%
09/30/97              5.77%                          5.44%                      2.33%
10/31/97              5.75%                          5.32%                      2.38%
11/28/97              5.90%                          5.37%                      2.39%
12/31/97              5.81%                          5.43%                      2.40%
01/30/98              5.63%                          5.26%                      2.40%
02/27/98              5.68%                          5.33%                      2.40%
03/31/98              5.71%                          5.28%                      2.36%
04/30/98              5.72%                          5.11%                      2.35%
05/29/98              5.69%                          5.27%                      2.35%
06/30/98              5.69%                          5.32%                      2.37%
07/31/98              5.69%                          5.30%                      2.37%

                                      S-25


08/31/98              5.63%                          5.04%                      2.32%
09/30/98              5.31%                          4.63%                      2.34%
10/30/98              5.22%                          4.57%                      2.20%
11/30/98              5.28%                          4.53%                      2.34%
12/31/98              5.07%                          4.47%                      2.36%
01/29/99              4.97%                          4.49%                      2.36%
02/26/99              5.03%                          4.75%                      2.35%
03/31/99              5.00%                          4.67%                      2.40%
04/30/99              4.99%                          4.65%                      2.40%
05/31/99              5.07%                          4.72%                      2.43%
06/30/99              5.37%                          4.96%                      2.44%
07/30/99              5.34%                          4.89%                      2.47%
08/31/99
09/30/99
10/31/99
11/30/99
12/31/99
01/29/00
02/26/00
03/31/00
04/30/00
05/31/00
06/30/00
07/30/00
08/31/00
09/30/00
10/31/00
11/30/00
12/31/00
01/29/01
02/26/01
03/31/01
04/30/01
05/31/01
06/30/01
07/30/01
08/31/01

                                      S-26


09/30/01
10/31/01
11/30/01
12/31/01
01/29/02
02/26/02
03/31/02
04/30/02
05/31/02
06/30/02
07/30/02
08/31/02
09/30/02
10/31/02
11/30/02
12/31/02

(1) Source: Credit Suisse First Boston; Bloomberg. Senior loans are represented by adding the reported spreads of the senior loans in the CSFB Leveraged Loan Index to three-month LIBOR. The CSFB Leveraged Loan Index was designed in 1992 to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Index includes $60 billion of tradable loans. New issues were added to the Index when they met certain criteria. It is not possible to invest in an index. This comparison should not be considered an expression of future market interest rates, spreads of senior loans over base reference rates, nor an indication of what an investment in the Fund may earn or what an investor's yield or total return might be in the future. It is not possible to invest directly in LIBOR. Treasury bills carry a U.S. government guarantee promising the timely payment of the principal and interest. Senior loans typically are below investment-grade quality, but have certain investor protections described elsewhere in this Statement of Additional Information and in the Prospectus.

THE SENIOR LOAN MARKET

The following charts show the increase in volume in the new issue and secondary market for Senior Loans and the volume of the leveraged loan market. Individual investors currently represent a small percentage of this market, holding approximately $___________ billion in Senior Loan funds as of December 31, 2002.

SENIOR LOAN NEW ISSUE VOLUME (IN BILLIONS)

YEAR              DOLLAR VOLUME
----              -------------
1987              $66
1988              $163
1989              $187
1990              $58
1991              $21
1992              $40
1993              $28

                                      S-27


1994              $81
1995              $101
1996              $135
1997              $194
1998              $273
1999
2000
2001
2002


Source: Credit Suisse First Boston; Loan Pricing Corporation

SENIOR LOAN SECONDARY MARKET VOLUME (IN BILLIONS)

YEAR              DOLLAR VOLUME
-----             -------------
1991              $8
1992              $11
1993              $15
1994              $25
1995              $33.8
1996              $41
1997              $62
1998              $67.3
1999
2000
2001
2002


Source:  Loan Pricing Corporation, Securities Data Corporation

LEVERAGED LOAN MARKET VOLUME (IN BILLIONS)

AS OF 3/31                 DOLLAR VOLUME
----------                 -------------
1989                       $317
1990                       $315
1991                       $192
1992                       $221
1993                       $150
1994                       $176

                                      S-28


1995                       $224
1996                       $284
1997                       $318
1998                       $552
1999
2000
2001
2002


                                     EXPERTS

The Statement of Net Assets of the Fund as of _______________, 2003 appearing in this Statement of Additional Information has been audited by ________________________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. __________________provides accounting and auditing services to the Fund.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder of Four Corners/Claymore Corporate High Income Portfolio


We have audited the accompanying statement of net assets of Four
Corners/Claymore Corporate High Income Portfolio (the "Fund"), as of _______________, 2003. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of this financial statement provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of _________________, 2003, in conformity with generally accepted accounting principles.

[INSERT AUDITOR NAME]
[INSERT AUDITOR CITY AND STATE]
_____________________, 2003

                              FINANCIAL STATEMENTS

              Four Corners/Claymore Corporate High Income Portfolio

                            Statements of Net Assets

                              _______________, 2003

 Assets:
 Cash                                                                  $_______
 Total assets                                                          $_______
 Net assets                                                            $_______
 Net Assets Represent:

Cumulative preferred shares, $_____ liquidation
value; unlimited number of shares authorized,
no shares outstanding                                                  $      --

Common shares, $.01 par value; unlimited number
of shares authorized, _______ shares outstanding                       $_______


Paid-in surplus                                                        $_______

                                                                       $_______

Net asset value per Common share outstanding ($______
divided by ______ Common Shares outstanding)                           $_______

The Fund was organized as a Delaware statutory trust on ____________, 2003, and has been inactive since that date except for matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of _______ Common Shares to [FOUR CORNERS CAPITAL MANAGEMENT, LLC, THE FUND'S ADVISER (THE "ADVISER")]. __________________ has agreed to pay all organizational expenses (approximately $______) and all offering costs (other than the sales load) that exceed $.01 per Common Shares.

The Fund is authorized by its Agreement and Declaration of Trust to issue an unlimited number of preferred shares having a liquidation value of $_______ per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from those estimates.

                                   APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation;

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE RATING

Debt rated `BB,' `B,' `CCC,' `CC' and `C' is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest.

While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB--' rating.

B Debt rated `B' is more vulnerable to nonpayment than obligations rated `BB' but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB--' rating.

CCC Debt rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment on the obligation. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B--' rating.

CC       Debt rated `C' is currently highly vulnerable to nonpayment.

C The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC--' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (--): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter `L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter `L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding the obligor's capacity to meet its financial commitment on the obligation is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 An obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than issues designated "A-1." However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

 D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(.) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to Caa in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS

MIG 1/VMIG 1      This designation denotes best quality. There is
                  present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of
                  protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All
                  security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4T     This designation denotes adequate quality.
                  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,
CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,
DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, I.E. below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default.  Denotes actual or imminent payment default.


Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC,' or to short-term ratings other than `F1.' `NR' indicates that Fitch IBCA does not rate the issuer or issue in question. `Withdrawn:' A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                           PART C - OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

1.  FINANCIAL STATEMENTS:
    --------------------

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are to be filed by amendment.

 2.  EXHIBITS:
     --------

         a. Agreement and Declaration of Trust dated _____________, 2003. To be filed by amendment.

         b.       By-Laws of Registrant. To be filed by amendment.

         c.       None.

         d.       Form of Share Certificate. To be filed by amendment.

         e. Terms and Conditions of the Dividend Reinvestment Plan. To be filed by amendment.

         f.       None.

         g. Form of Investment Management Agreement between Registrant and Four Corners Capital Management, LLC. To be filed by amendment.

         h.1      Underwriting Agreement. To be filed by amendment.

         h.2      Dealer Agreement. To be filed by amendment.

         i. Deferred Compensation Plan for Independent Directors. To be filed by amendment.

         j.       Custody Agreement. To be filed by amendment.

         k.1 Form of Shareholder Transfer Agency Agreement. To be filed by amendment.

         k.2 Form of Expense Reimbursement Agreement. To be filed by amendment.

         l.1      Opinion and consent of counsel. To be filed by amendment.

         m.       None.

         n.       Consent of independent accountant. To be filed by amendment.

         o.       None.

         p.       Subscription Agreement. To be filed by amendment.

         q.       None.

         r.       Codes of Ethics. To be filed by amendment.

ITEM 25: MARKETING ARRANGEMENTS

[TO BE COMPLETED BY AMENDMENT.]

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees                                *
National Association of Securities Dealers, Inc. fees                  *
Printing and engraving expenses                                        *
Legal Fees                                                             *
New York Stock Exchange listing fees                                   *
Accounting expenses                                                    *
Blue Sky filing fees and expenses                                      *
Transfer agent fees                                                    *
Miscellaneous expenses                                                 *
Total:                                                                 *

*To be completed by amendment.

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 28: NUMBER OF HOLDERS OF SECURITIES

At April 30, 2003:

TITLE OF CLASS                      NUMBER OF RECORD HOLDER
--------------                      -----------------------

Common Shares                       [__________________]
$.01 par value

ITEM 29: INDEMNIFICATION

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each Person who at any time serves as a Trustee or officer of the Trust (each such Person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

         Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee: (1) was authorized by a majority of the Trustees, or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination: (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder; or (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking; (ii) the Trust shall be insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any Person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons of the Trust or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Reference is made to Article ___ of the Underwriting Agreement, which is filed as Exhibit h-1 to this Registration Statement.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF ADVISER

Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Four Corners Capital Management, LLC (File No. 801-60738) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

Four Corners Capital Management, LLC, 633 W. Fifth Street, Los Angeles, CA 90071, maintains the Agreement and Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the Adviser.

____________________________ is the Fund's custodian and will maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Four Corners Capital Management, LLC.

____________________________ maintains all the required records in its capacity as transfer and dividend paying agent for the Registrant.

ITEM 32: MANAGEMENT SERVICES

Not applicable.

ITEM 33: UNDERTAKINGS

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       Not applicable.

5.       The Registrant undertakes that:

         a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Los Angeles, and State of California, on the 15th day of May, 2003.

                           FOUR CORNERS/CLAYMORE CORPORATE HIGH INCOME PORTFOLIO


                                             /s/ Robert W. Beatty
                                             --------------------
                                             Robert W. Beatty
                                             Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                           TITLE                     DATE
---------                           -----                     -----
/s/ Michael P. McAdams              Trustee                   May 15, 2003
--------------------------          ------------------------  --------------
/s/ Andrew S. Cooney                Chief Financial Officer   May 15, 2003
--------------------------          ------------------------  --------------

                                     C-6